PROSPECTUS

October 31, 2018,
As supplemented January 14, 2019

WBI BullBear Rising Income 2000 ETF (WBIA)
(formerly the WBI Tactical SMGD Shares)
WBI BullBear Value 2000 ETF (WBIB)
(formerly the WBI Tactical SMV Shares)
WBI BullBear Yield 2000 ETF (WBIC)
(formerly the WBI Tactical SMY Shares)
WBI BullBear Quality 2000 ETF (WBID)
(formerly the WBI Tactical SMQ Shares )
WBI BullBear Rising Income 1000 ETF (WBIE)
(formerly the WBI Tactical LCGD Shares)
WBI BullBear Value 1000 ETF (WBIF)
(formerly the WBI Tactical LCV Shares)
WBI BullBear Yield 1000 ETF (WBIG)
(formerly the WBI Tactical LCY Shares)
WBI BullBear Quality 1000 ETF (WBIL)
(formerly the WBI Tactical LCQ Shares)
WBI BullBear Global Income ETF (WBII)
(formerly the WBI Tactical Income Shares)
WBI BullBear Global High Income ETF (WBIH)
(formerly the WBI Tactical High Income Shares)
WBI BullBear Global Rotation ETF (WBIR)
(formerly the WBI Tactical Rotation Shares)

Listed on NYSE Arca, Inc.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured   |   May Lose Value   |   No Bank Guarantee

Absolute Shares Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios (each, a “Fund” and collectively, the “Funds”). This Prospectus relates to the following Funds:

Name	CUSIP	Symbol
WBI BullBear Rising Income 2000 ETF	00400R106	WBIA
WBI BullBear Value 2000 ETF	00400R205	WBIB
WBI BullBear Yield 2000 ETF	00400R304	WBIC
WBI BullBear Quality 2000 ETF	00400R403	WBID
WBI BullBear Rising Income 1000 ETF	00400R502	WBIE
WBI BullBear Value 1000 ETF	00400R601	WBIF
WBI BullBear Yield 1000 ETF	00400R700	WBIG
WBI BullBear Quality 1000 ETF	00400R809	WBIL
WBI BullBear Global Income ETF	00400R874	WBII
WBI BullBear Global High Income ETF	00400R882	WBIH
WBI BullBear Global Rotation ETF	00400R866	WBIR

In addition to the Fund, the Trust currently has the WBI Power Factor High Dividend ETF which is a separate investment portfolio.

Each Fund is an actively-managed exchange-traded fund (“ETF”). This means that shares of each Fund are listed on a national securities exchange, the NYSE Arca, Inc., and trade at market prices. The market price for each Fund's shares may be different from their net asset value per share (the “NAV”). Each Fund has its own CUSIP number and exchange trading symbol, as noted above.

TABLE OF CONTENTS

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SUMMARY INFORMATION

WBI BULLBEAR RISING INCOME 2000 ETF

Investment Objective
The WBI BullBear Rising Income 2000 ETF’s (the “Fund”) (formerly the WBI Tactical SMGD Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.08%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 529% of the average value of its portfolio.

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Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization and mid-capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities, Inc., the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Small-capitalization and mid-capitalization companies are those that have lower market capitalization than large capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Small and mid-sized companies in non-U.S. markets may have capitalizations that differ from the U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities or securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities.)

The Fund may invest in large-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization and mid-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

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The Advisor’s Selection Process uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive dividend growth characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds.”

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

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Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns, and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer.  High-yield securities are inherently speculative.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

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Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Fundamental Business Risk -  Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each.  Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was -1.99%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 6.77% for the quarter ended December 31, 2016, and the lowest quarterly return was -14.60% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Rising Income 2000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	8.30%	0.40%
Return After Taxes on Distributions	8.15%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	4.81%	0.30%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	9.35%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	10.36%	8.46%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

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Management

Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR VALUE 2000 ETF

Investment Objective
The WBI BullBear Value 2000 ETF’s (the “Fund”) (formerly the WBI Tactical SMV Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 564% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests in the equity securities of small-capitalization and mid-capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”) believes display an attractive discount in a company’s intrinsic value relative to its market price, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Small-capitalization and mid-capitalization companies are those that have lower market capitalization than large capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Small and mid-sized companies in non-U.S. markets may have capitalizations that differ from the U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities.)

The Fund may invest in large-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization and mid-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive value characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

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Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates, or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate.  The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable - Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each.  Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was -9.25%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 11.13% for the quarter ended December 31, 2016, and the lowest quarterly return was -6.12% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Value 2000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	7.56%	2.12%
Return After Taxes on Distributions	7.38%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.42%	1.61%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	9.35%
Russell 2500® Value Value Index (reflects no deduction for fees, expenses, or taxes)	10.36%	8.46%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

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Management

Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR YIELD 2000 ETF

Investment Objective
The WBI BullBear Yield 2000 ETF’s (the “Fund”) (formerly the WBI Tactical SMY Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 528% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the dividend-paying equity securities of small-capitalization and mid-capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display attractive dividend payment prospects, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Small-capitalization and mid-capitalization companies are those that have lower market capitalization than large capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Small and mid-sized companies in non-U.S. markets may have capitalizations that differ from the U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in large-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization and mid-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive yield characteristics for the selected universe of securities. The consistency of dividend payments is generally a part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

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Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates, or to sudden fluctuations in market prices than conventional securities, and transaction costs.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

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Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate.  The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

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Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was 2.26%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 6.70% for the quarter ended December 31, 2016, and the lowest quarterly return was -6.94% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Yield 2000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	3.16%	-2.12%
Return After Taxes on Distributions	2.85%	-2.42%
Return After Taxes on Distributions and Sale of Fund Shares	2.04%	-1.61%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	9.35%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	10.36%	8.46%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

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Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR QUALITY 2000 ETF

Investment Objective
The WBI BullBear Quality 2000 ETF’s (the “Fund”) (formerly the WBI Tactical SMQ Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.06%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 485% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of small-capitalization and mid-capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display an attractive financial condition and prospects for ongoing financial stability, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Small-capitalization and mid-capitalization companies are those that have lower market capitalization than large capitalization companies in their primary market. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of less than approximately $10 billion. Small and mid-sized companies in non-U.S. markets may have capitalizations that differ from the U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”)and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in large-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of small-capitalization and mid-capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive financial stability characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified ti sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis

For additional information about the Fund’s principal investment strategies and the investments process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund goes down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates, or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.
Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was -0.44%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 9.28% for the quarter ended December 31, 2016, and the lowest quarterly return was -8.22% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Quality 2000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	8.07%	-0.26%
Return After Taxes on Distributions	7.92%	-0.37%
Return After Taxes on Distributions and Sale of Fund Shares	4.68%	-0.20%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	7.84%	9.35%
Russell 2500® Value Index (reflects no deduction for fees, expenses, or taxes)	10.36%	8.46%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

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Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR RISING INCOME 1000 ETF

Investment Objective
The WBI BullBear Rising Income 1000 ETF’s (the “Fund”) (formerly the WBI Tactical LCGD Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.05%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 496% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of large capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display attractive prospects for growth in a company’s intrinsic value and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Large-capitalization companies are those that have higher market capitalization than small and mid capitalization companies are in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Large capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in small-capitalization and mid-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of large capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive dividend growth characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate.  The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was 8.68%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.55%  for the quarter ended December 31, 2017, and the lowest quarterly return was -6.90% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Rising Income 1000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	16.53%	1.83%
Return After Taxes on Distributions	16.38%	1.67%
Return After Taxes on Distributions and Sale of Fund Shares	9.47%	1.39%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	8.77%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

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Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR VALUE 1000 ETF

Investment Objective
The WBI BullBear Value 1000 ETF’s (the “Fund”) (formerly the WBI Tactical LCV Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Total Annual Fund Operating Expenses(1)	1.05%
(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 527% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of large capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display an attractive discount in a company’s intrinsic value relative to its market price, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Large-capitalization companies are those that have higher market capitalization than small and mid capitalization companies are in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Large capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in small-capitalization and mid-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of large capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive value characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares.  For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. The Fund’s investments in value stocks may cause the Fund to underperform funds that do not invest predominantly in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk – The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.  High-yield securities are inherently speculative.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was 6.82%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 12.27% for the quarter ended December 31, 2016, and the lowest quarterly return was -5.75% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Value 1000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	18.85%	5.13%
Return After Taxes on Distributions	18.62%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	10.83%	3.93%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	8.77%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

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•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR YIELD 1000 ETF

Investment Objective
The WBI BullBear Yield 1000 ETF’s (the “Fund”) (formerly the WBI Tactical LCY Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.04%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 491% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the dividend-paying equity securities of large capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display attractive dividend payment prospects, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Large-capitalization companies are those that have higher market capitalization than small and mid capitalization companies are in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Large capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in small-capitalization and mid-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may invest without limitation in securities of large capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive yield characteristics for the selected universe of securities. The consistency of dividend payments is generally considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time.  Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk –The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in  MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate.  The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was 4.60%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.90% for the quarter ended December 31, 2017, and the lowest quarterly return was -6.90% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Yield 1000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	24.99%	2.08%
Return After Taxes on Distributions	24.61%	1.82%
Return After Taxes on Distributions and Sale of Fund Shares	14.39%	1.56%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	8.77%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

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•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR QUALITY 1000 ETF

Investment Objective
The WBI BullBear Quality 1000 ETF’s (the “Fund”) (formerly the WBI Tactical LCQ Shares) investment objectives are to seek long-term capital appreciation and the potential for current income, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	1.07%

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 553% of the average value of its portfolio.

Principal Investment Strategies
The Fund will seek to invest in the equity securities of large capitalization domestic and foreign companies that WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund and an affiliate of Millington Securities Inc., the advisor (“Advisor”), believes display an attractive financial condition and prospects for ongoing financial stability, and in other tactical investment opportunities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

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Large-capitalization companies are those that have higher market capitalization than small and mid capitalization companies are in their primary market when ranked in order of market capital. For publicly-traded U.S. companies in the current environment, this would include companies with market capitalizations of greater than approximately $10 billion. Large capitalization companies in non-U.S. markets may have capitalizations that differ from this U.S. Dollar equivalent amount because of the wide variation in the range of market capitalizations of companies available for investment in those markets.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which the Fund will generally invest (or through which it will seek debt exposure) include fixed, floating, and variable rate corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, and exchange-traded notes (“ETNs”). An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

The Fund may invest in small-capitalization and mid-capitalization equities, domestic and foreign debt securities, ETFs, ETNs, and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices. The Fund may also invest in cash or cash equivalents as part of the normal operation of its investment process.

The Fund may invest without limitation in securities of large capitalization foreign issuers, and may invest up to 50% of its net assets in the securities of issuers in emerging markets. The Fund may invest up to 20% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate securities in an attempt to find companies with attractive financial stability characteristics for the selected universe of securities. Dividend payments may be considered as part of the evaluation process. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then purchases qualifying securities using available cash.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt market. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. The Fund’s investments in stocks of growth companies may cause the share price of the Fund to be more volatile than the prices of funds that do not invest primarily in growth stocks. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

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Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value.  To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk –The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

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Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

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Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was 3.69%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 8.80% for the quarter ended December 31, 2016, and the lowest quarterly return was -6.12% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Quality 1000 ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	18.99%	3.32%
Return After Taxes on Distributions	18.74%	3.19%
Return After Taxes on Distributions and Sale of Fund Shares	10.93%	2.54%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.66%	8.77%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

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Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR GLOBAL INCOME ETF

Investment Objective
The WBI BullBear Global Income ETF’s (the “Fund”) (formerly the WBI Tactical Income Shares) investment objectives are to seek current income with the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.17%
Acquired Fund Fees and Expenses	0.26%
Total Annual Fund Operating Expenses(1)	1.28%
(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 551% of the average value of its portfolio.

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Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing debt and equity securities of foreign and domestic issuers, including the securities of foreign and domestic corporate and government entities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Up to 20% of the Fund’s net assets may be invested in foreign and domestic equities, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility, and may be selected without regard to their ability to produce income. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices. The Fund may also invest in cash or cash equivalents as part of the normal operation of its investment process.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The types of debt securities in which the Fund will generally invest include corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. government agency securities, high-yield bonds (also known as “junk bonds”), mortgage-backed securities (including sub-prime mortgages), ETFs, ETNs, and variable and floating rate securities. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio manager’s assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities.) Debt securities will be selected on the basis of the Sub-Advisor’s assessment of the risks and opportunities available in the fixed income market using its proprietary Selection Process described briefly below.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The Fund may invest in companies of any size or market capitalization.

The Fund may invest without limitation in securities of foreign issuers, and up to 50% of its net assets in the securities of issuers located in emerging markets. The Fund may invest up to 40% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limits specified in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom. Investments in other investment companies that invest predominantly in debt securities are considered debt securities and investments in other investment companies that invest predominantly in dividend-paying equity securities are considered dividend-paying equity securities for the purposes of the Fund’s income-producing securities target allocation.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the global debt securities market.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate domestic and foreign equity securities in an attempt to find companies with attractive yield characteristics for the selected universe of securities. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Sub-Advisor then adds qualifying securities using available cash within the parameters of the Fund’s target allocations. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the investment process, see “Description of the Principal Strategies of the Funds.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

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Dividend Risk – To the extent that the Fund invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.  To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities, and its share price may be more volatile than it would be if it did not include investments in growth stocks.

Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Interest Rate Risk — The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

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ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

Liquidity Risk –The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Mortgage-Backed Securities Risk – In addition to the general risks associated with debt securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime credit worthiness standards. Subprime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

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Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.
Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Counterparty Risk – Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

For the year-to-date period ended September 30, 2018, the Fund’s total return was -2.75%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 2.15% for the quarter ended March 31, 2016, and the lowest quarterly return was -1.73% for the quarter ended September 30, 2015.

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Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Global Income ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	4.19%	2.04%
Return After Taxes on Distributions	3.48%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.48%	1.35%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	3.54%	2.43%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR GLOBAL HIGH INCOME ETF

Investment Objective
The WBI BullBear Global High Income ETF’s (the “Fund”) (formerly the WBI Tactical High Income Shares) investment objectives are to seek high current income with the potential for long-term capital appreciation, while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses(1)	1.23%
(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Fund’s Shares. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 557% of the average value of its portfolio.

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Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in income-producing debt and equity securities of foreign and domestic issuers, including the securities of foreign and domestic corporate and government entities. These securities will be selected on the basis of the Sub-Advisor’s investment process which includes a buy and sell discipline. The Fund’s buy discipline is driven by the Sub-Advisor’s proprietary selection process (“Selection Process”), as described further below. Cash and cash equivalents are some of the investment opportunities evaluated by the Selection Process. From time to time, the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

Up to 20% of the Fund’s net assets may be invested in foreign and domestic equities, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and/or in option strategies to enhance the Fund’s returns or to mitigate risk and volatility, and may be selected without regard to their ability to produce income. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate, or other objectively determined reference. Equity option strategies used by the Fund for individual securities include writing (selling) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices. The Fund may also invest in cash or cash equivalents as part of the normal operation of its investment process.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The types of debt securities in which the Fund will generally invest include corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. government agency securities, high-yield bonds (also known as “junk bonds”), mortgage-backed securities (including sub-prime mortgages), ETFs, ETNs, and variable and floating rate securities. The Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio manager’s assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities.) Debt securities will be selected on the basis of the Sub-Advisor’s assessment of the risks and opportunities available in the fixed income market using its proprietary portfolio selection process described briefly below.

The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, real estate investment trusts (“REITs”) and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The Fund may invest in companies of any size market capitalization.

The Fund may invest without limitation in securities of foreign issuers, and up to 50% of its net assets in the securities of issuers located in emerging markets. The Fund may invest up to 80% of its net assets in high-yield bonds. The Fund may also invest in other investment companies, including other ETFs, up to the limitations contained in the Investment Company Act of 1940 (“1940 Act”) or in reliance on exemptions therefrom. Investments in other investment companies that invest predominantly in debt securities are considered debt securities and investments in other investment companies that invest predominantly in dividend-paying equity securities are considered dividend-paying equity securities for the purposes of the Fund’s income-producing securities target allocation.

The investment process used for the Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

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The Fund uses a proprietary bond model created by the Sub-Advisor to assess the appropriate duration and credit quality of any exposure to debt securities. Duration is a measure of a fixed income security’s expected price sensitivity to changes in interest rates. Credit quality is a measure of a borrower’s creditworthiness or risk of default. A portion of the Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the global debt securities market.

The Sub-Advisor uses quantitative computer screening of fundamental stock information to evaluate domestic and foreign equity securities in an attempt to find companies with attractive yield characteristics for the selected universe of securities. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. The Fund then adds qualifying securities using available cash within the parameters of the Fund’s target allocations. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for the Fund.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  If a Fund asset’s price falls below the bottom of an acceptable price range, the Fund asset will be identified to sell.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. The sell discipline operates independently of, and in addition to, any investment model changes. During periods of high market volatility, a significant amount of Fund holdings may be sold, resulting in a significant allocation to cash or cash equivalents in the Fund.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies, see “Description of the Principal Strategies of the Funds”.

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit, is not insured or guaranteed by the FDIC or any government agency, and may lose value. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Funds”.

Losing all or a portion of your investment is a risk of investing in the Fund. The following additional risks could affect the value of your investment:

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

Market Risk – Either the stock market as a whole or the value of an investment held by the Fund may go down, resulting in a decrease in the market value or NAV of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

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Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk – The debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer. High-yield securities are inherently speculative.

Equity Securities Risk – Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, it will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. Also, as foreign and emerging markets decline, investors tend to exit these markets in unison.

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Dividend Risk – The Fund’s investments in dividend-paying common stocks may cause the Fund to underperform funds that do not invest predominantly in dividend-paying common stocks during periods when dividend-paying stocks underperform other types of stocks. In addition, if stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk – Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. To the extent that the Fund invests in stocks of growth companies during periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities and its share price may be more volatile than it would if it did not include investments in growth stocks.

Value Risk – Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. To the extent the Fund invests in value stocks, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks.

Interest Rate Risk — The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Model Risk – The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund, and may result in a loss of principal.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

ETF and Other Investment Companies Risk – When the Fund invests in another ETF or other investment company (e.g., mutual fund, closed-end fund, business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF or other investment company generally reflects the risks of owning the underlying securities and other assets held by the ETF or other investment company. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Additionally, the Fund will be indirectly exposed to the risks of the portfolio assets held by an ETF or other investment company, including but not limited to those of ETNs, equity options, derivatives, currencies, index, leverage, and replication management.

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Liquidity Risk –The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Master Limited Partnership Risk – Investing in MLPs entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential for gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Exchange-Traded Note Risk – The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Fluctuation of Net Asset Value – The NAV of the Shares will fluctuate with changes in market value of the Fund’s holdings.

Mortgage-Backed Securities Risk – In addition to the general risks associated with debt securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. In particular, the recent events related to the U.S. housing market has had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime credit worthiness standards. Subprime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

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Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Trading Price Risk – Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Counterparty Risk – Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Returns

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For the year-to-date period ended September 30, 2018, the Fund’s total return was -2.42%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 2.84% for the quarter ended March 31, 2017, and the lowest quarterly return was -2.81% for the quarter ended September 30, 2015.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Global High Income ETF	1 Year	Since Inception (8/25/2014)
Return Before Taxes	7.96%	2.00%
Return After Taxes on Distributions	6.81%	1.26%
Return After Taxes on Distributions and Sale of Fund Shares	4.66%	1.27%
15% Russell 1000® Value Index/ 15% Russell 2000® Value Index / 70% Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.73%	4.57%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax benefit to the investor.

Management
Investment Advisor.  Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers.  The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2014.

Purchase and Sale of Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s distributor may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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WBI BULLBEAR GLOBAL ROTATION ETF

Investment Objective
The WBI BullBear Global Rotation ETF’s (the “Fund”) (formerly the WBI Tactical Rotation Shares) investment objectives are to seek long term-capital appreciation while also seeking to protect principal during unfavorable market conditions.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses	0.39%
Total Annual Fund Operating Expenses	1.58%
Plus: Expenses Recouped	0.06%
Net Annual Fund Operating Expenses(1)(2)	1.64%
(1)
The Total Annual Fund Operating Expenses in this fee table does not correlate to the expense ratio in the Fund’s “Financial Highlights” section of the Prospectus, which does not include Acquired Fund Fees and Expenses.

(2)
WBI Investments, Inc., the sub-advisor (the “Sub-Advisor”), has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs to no more than 1.25% of the Fund’s average daily net assets (the “Expense Limit”) until at least October 31, 2019. Expenses reimbursed may be recouped by the Sub-Advisor for a period of three years following the time such reimbursement was made, if such recoupment can be achieved without exceeding the Expense Limit in effect at the time the reimbursement occurred and at the time of the recoupment. This agreement may only be terminated by or with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$167	$505	$866	$1,883

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Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares. For the fiscal year ended June 30, 2018 the Fund’s portfolio turnover rate was 700% of the average value of its portfolio.

Principal Investment Strategies
The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended (“1940 Act”).  Generally, the Fund invests in a portfolio of investments across a broad range of sectors and asset classes, although the Fund is not required to invest in all sectors or asset classes at all times. From time to time, market conditions may call for the Fund to invest 100% of its net assets in one sector or asset class, if conditions warrant.

The Fund seeks to achieve its investment objective by using a broad and flexible investment strategy. The Fund may invest directly in different types of instruments, such as:

•	Stocks and bonds issued by public and private companies and bonds issued by governments and governmental agencies (“Direct Investments”); and

•
Shares of funds that invest directly in such instruments.  For example, the Fund may gain indirect exposure by purchasing securities issued by mutual funds and other registered investment companies, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and exchange-traded vehicles issuing equity securities (“ETVs”) (collectively, “Indirect Investments”).  ETFs, ETNs, and ETVs are together referred to as “exchange-traded products” or “ETPs.”

Direct and Indirect Investments may include gaining exposure to:

•	equity securities;
•	fixed income securities;
•	futures contracts, swap agreements, and forward contracts;
•	master limited partnerships;
•	real estate investment trusts;
•	reverse repurchase agreements;
•	options on securities, indices, and futures contracts; and
•	other derivatives that are consistent with the Fund’s investment objective.

All Direct and Indirect Investments are collectively referred to as “Financial Instruments.”  The Fund will seek to achieve its investment objective by investing in Financial Instruments that provide the Fund with exposure to a broad range of asset classes, sectors, industries, geographic regions, currencies, indices, or hedging strategies.

The Direct and Indirect Investments made by the Fund are intended to give the Fund economic exposure to a variety of asset classes and sectors, including gaining exposure to: (1) domestic and international equity securities; (2) domestic and international debt securities; (3) foreign currencies; (4) commodities; (5) hedging strategies; (6) alternative asset classes; and (7) cash and cash equivalents, as described further below.

The Fund may gain exposure to domestic and international equities by making investments based on company size, growth or value characteristics, country or region, and industry groups.  There are no limitations on the equity securities that may be held by the Fund through Direct or Indirect Investments (including options and other derivatives).  The Fund may also gain exposure to international equities, including through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

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The Fund may gain exposure to domestic and international debt markets by purchasing U.S. and non-U.S. government-related bonds, such as sovereign, quasi-sovereign, supranational, and local municipality bonds. Such investments may include ETNs, fixed, floating, and variable corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (“junk bonds”), prime and sub-prime mortgage-backed securities, asset-backed securities, treasury inflation protected securities, and zero coupon bonds. Debt instruments may be of all maturities, from less than one year to more than thirty years (if available).

The Fund may gain exposure to foreign currencies through direct investments or when another investment is not denominated in U.S. Dollars.  The Fund may invest in the securities of domestic or foreign issuers without limitation, including securities of issuers in emerging markets (which encompasses the 23 countries included in the MSCI Emerging Markets Index).  Further, there are no limits on the non-U.S. Dollar currency exposure that the Fund can hold.

The Fund may gain exposure to commodities, including through futures, options on futures, and swaps providing exposure to commodities.

The Fund may also implement hedging strategies by purchasing or selling shares of inverse ETFs, index options, or options based on the Chicago Board Options Exchange Volatility Index (“VIX”).  The Fund may also invest in options without regard to hedging strategies. Option strategies used by the Fund include writing (“selling”) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.

The Fund may gain exposure to alternative asset classes by investing in tangible or real assets, such as Indirect Investments in ETPs holding precious metals, real estate, and real estate mortgages.

The Fund may also invest in and hold cash and cash equivalents. Cash and cash equivalents are considered to be among the investment opportunities evaluated by the Sub-Advisor, and the Fund may invest in and hold a significant percentage of its net assets in cash or cash equivalents as part of the normal operation of its investment strategy.

In addition to Direct Investments, the Fund also makes Indirect Investments. Indirect Investments may include other investment companies, including other ETFs, closed-end funds, unit investment trusts, business development companies, or registered money market funds. The Fund may invest in other investment companies in excess of the limits specified in the 1940 Act by relying on an SEC exemptive order obtained by the Fund. Additionally, the Fund may also invest in excess of the 1940 Act’s limits by entering into participation agreements with other investment companies subject to the conditions of an exemptive order (if any) permitting such transactions and the conditions of the agreement itself.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

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The Fund is managed pursuant to a sub-advisory arrangement. The Fund’s investment advisor is Millington Securities, Inc. (“Advisor”). The Fund is sub-advised by an affiliate of the Advisor, WBI Investments, Inc. (“Sub-Advisor”).  Consistent with its investment objective, the Fund will make Direct and Indirect Investments that the Sub-Advisor believes will provide a favorable risk-adjusted total return as compared to other investment opportunities. Accordingly, and as described in greater detail below, the Sub-Advisor is authorized to determine the sectors and asset classes to which the Fund may gain exposure in order to achieve the Fund’s investment objective.

In determining the appropriate Direct and Indirect Investments for the Fund, the Sub-Advisor uses its own proprietary computer investment models to manage the Fund’s assets. The process used by the models for selecting investments attempts to identify investments that can consistently provide attractive returns, net of expenses, with potentially less volatility and risk to capital than traditional approaches (the “Selection Process”). The Selection Process attempts to identify investments that will achieve the Fund’s investment objective notwithstanding the prevailing market conditions. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

In general, the goal of the Selection Process is to assess the risk-adjusted return of each opportunity relative to the other opportunities being evaluated. Relevant factors may include:

•	economic indicators;
•	market performance;
•	monetary policy;
•	investor sentiment;
•	price performance;
•	security valuation;
•	fundamental analysis;
•	technical analysis; and
•	other factors unique to the investment opportunity under consideration.

Investment opportunities are ranked in order of their expected risk-adjusted returns, and Fund assets are allocated to those opportunities with the most favorable expected risk-adjusted returns. Consistent with the Fund’s investment objective, the Sub-Advisor may develop additional models to broaden the list of investment opportunities or discontinue models as it deems appropriate. To the extent the Sub-Advisor’s models indicate that there is no other higher-ranked investment opportunity, Fund assets with lower expected returns will be sold and rotated into investments ranked higher by the Sub-Advisor’s models.  To the extent there are no other higher-ranked investment opportunities available, the Fund will be invested in cash equivalents.  Cash equivalents are an acceptable investment and may represent a significant portion of the Fund’s allocation whenever the risk-adjusted return of other investment opportunities is insufficiently attractive.  There can be no guarantee that the selected investment opportunities will prove profitable or that the investments selected will perform as expected.

The Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on the Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes the Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  The acceptable price range is determined based on the volatility profile of the particular Fund asset. The sell discipline operates independently of, and in addition to, any investment model changes. Specific Fund assets sold as a result of the sell discipline may not be repurchased for 30 days, but an alternative asset may be purchased by the Fund as a substitute. During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash in the Fund.

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The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

For additional information about the Fund’s principal investment strategies and the Selection Process, see “Description of the Principal Strategies of the Fund.”

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In addition, as the Fund seeks to achieve its investment objective by investing directly in Financial Instruments or indirectly through ETPs, generally the types of risks involved with direct investments will apply to the risks of the investments made by ETPs. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund”.

Authorized Participant Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for the Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

ETP and Fund of Funds Risk – Because it may be similar to a fund of funds, the Fund’s investment performance depends in part on the investment performance of the ETPs in which it invests. When the Fund invests in ETPs, the Fund will indirectly be exposed to the risks associated with investments made by the underlying ETPs that comprise the Fund’s portfolio assets.  As described further in this Prospectus, such risks may include: Equity Securities Risk, Debt Securities Risk, Foreign and Emerging Market Securities Risk, Focus Risk, Convertible Securities Risk, Derivatives Risk, Commodities Risk, Currency Risk, Geographic Risk, Small- and Medium-Sized Companies Risk, Equity Options Risk, High-Yield Securities Risk, Credit/Default Risk, Counterparty Risk, Floating Rate Loans Risk, Leverage Risk, Zero Coupon Securities Risk, and Mortgage-Backed Securities Risk. Further, when the Fund invests in another ETF or other investment company (i.e., mutual fund, closed-end fund, or business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund or an ETP holds common stock or common stock equivalents of any given issuer, the Fund or ETP will generally be exposed to greater risk than if the Fund or ETP held preferred stocks and debt obligations of such issuer.

Debt Securities Risk — Generally, all debt (fixed income) securities are subject to two types of risk: credit risk and interest rate risk. Interest rates may go up resulting in a decrease in the value of the debt securities held directly by the Fund or indirectly through an ETP. In particular, the Federal Reserve has indicated that it will take steps to cause interests rates to rise as a part of its monetary policy, which could increase the volatility of the prices of debt instruments held by the Fund, reduce the liquidity of such instruments, and cause difficulties for the Fund in valuing such instruments when calculating its NAV. Credit risk is the risk that an issuer will not make timely payments of principal and interest.

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Foreign and Emerging Market Securities Risk — Because the Fund directly invests in Financial Instruments and indirectly through ETPs to obtain exposure to foreign assets, the Fund and such ETP may be exposed to risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments. Investments in emerging markets may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Exchange-Traded Note Risk — The value of an ETN may be influenced by the time remaining before its maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Interest Rate Risk — The Fund’s performance may be adversely impacted when interest rates fall because the Fund may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in the Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Market Risk — Either the stock market as a whole or the value of a Fund asset or an investment held by an ETP in which the Fund invests may go down, resulting in a decrease in the NAV of the Fund or its Shares or a decrease in the market price of the Shares. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Management Risk — An investment in the Fund varies with the success and failure of the Sub-Advisor’s investment process and strategies and the Sub-Advisor’s research, analysis, and determination of portfolio securities. If the Sub-Advisor’s investment process and strategies, including its models, stop loss and goal-setting process, do not produce the expected results, the market value or NAV of the Shares would decrease.

Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Focus Risk — The Fund may be susceptible to an increased risk of loss, including loss due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s or an ETP’s investments are concentrated in a particular issuer or issuers, country, region, market, industry, group of industries, sector, or asset class.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

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Convertible Securities Risk — Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value”, which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  Further, to the extent the Fund gains exposure to contingent convertible securities, such instruments generally either convert into equity or have their principal written down upon the occurrence of certain triggering events linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, an investment by the Fund is subject to the risk that interest payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses.  An investment by the Fund in contingent convertible securities is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a triggering event, the Fund's rights and claims will generally rank junior to the claims of holders of the issuer's other debt obligations.  In general, the value of an investment in contingent convertible securities is unpredictable and will be influenced by many factors.

Derivatives Risk — A derivative is a financial contract, the value of which depends on or is derived from the value of an underlying asset such as a security or an index. The Fund and ETPs may invest in certain types of derivatives contracts, including futures, options, and swaps all of which are subject to a number of risks which include leverage risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

Commodities Risk — Because the Fund may invest directly in Financial Instruments and indirectly through ETPs to obtain exposure to commodities, the Fund and any ETPs will be exposed to risks that prices of commodities and commodity-related investments may fluctuate quickly and dramatically within short periods of time for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs, and international economic, political, military, and regulatory developments.

Non-Diversification Risk — Because the Fund will invest without regard to diversification of its portfolio, a greater portion of its assets can be invested in securities of individual issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the NAV or market price of the Shares relative to a diversified fund.

Inverse ETF Risk — Inverse ETFs are ETFs that are constructed by using various derivatives for the purpose of profiting from a decline in the value of an underlying benchmark. Exposure to inverse ETFs may prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge.  Additionally, inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  The inverse ETFs to which the Fund may have exposure may not be able to replicate exactly the inverse of the performance of the indices they track.  During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Currency Risk —  Because the Fund may invest in Financial Instruments and indirectly through ETPs to obtain exposure to foreign currencies and foreign assets, the Fund and the ETPs are exposed to the risk that foreign currencies will decline in value relative to the U.S. dollar. If the value of foreign currencies or foreign assets decline relative to the U.S. dollar, the Fund’s NAV and market price of the Shares could decline.

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Geographic Risk —  A natural or other disaster could occur in a geographic region to which the Fund or an ETP is exposed. This could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Dividend Risk — To the extent that the Fund or an ETP invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund or an ETP reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

Growth Risk — Because the Fund may directly hold or be indirectly exposed to growth companies through ETPs, the market price of the Shares and NAV may be more volatile than that of funds that do not invest in growth stocks. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. During periods when growth stocks are underperforming other types of stocks, the Fund may also underperform funds that favor other types of securities.

Value Risk — Because the Fund may be directly or indirectly, through ETPs, exposed to value companies, the Fund may underperform funds that do not invest in value stocks during periods when value stocks underperform other types of stocks. Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value.

Model Risk — The Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on the Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for the Fund and may result in a loss of principal. Further, there is a risk that the investments selected to implement the models will not accurately track the modeled opportunity or perform as expected, resulting in tracking errors and rebalancing risks relative to the model.

Small- and Medium-Sized Companies Risk — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

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Depositary Receipt Risk — The Fund may hold the securities of foreign companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Equity Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks, including limiting potential gains, increased sensitivity to changes in interest rates or to sudden fluctuations in market prices than conventional securities, and transaction costs.

High-Yield Securities Risk — The debt securities that are rated below investment grade (i.e., “junk bonds”), are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.  High-yield securities are inherently speculative.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance or the performance of an ETP in which the Fund invests.

Credit/Default Risk — Credit and default risk exists where an issuer or guarantor of fixed-income securities (including ETNs) held by the Fund or an ETP may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high-yield or “junk” bonds presenting the greatest risk.

Counterparty Risk — Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions. In those instances, the Fund or an ETP will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund or such ETP will sustain losses.

Floating Rate Loans Risk — Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit/default risk, interest rate risk, and risk found with high-yield securities.

Leverage Risk — Leverage, including borrowing, may cause the Fund or an ETP to be more volatile by magnifying the Fund’s or such ETP’s gains or losses than if the Fund or such ETP had not been leveraged. The use of leverage may cause the Fund or an ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Zero Coupon Securities Risk — The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.

Master Limited Partnership Risk — Investing in Master Limited Partnerships (“MLPs”) entails risk including fluctuations in energy prices, decreases in supply of or demand for energy commodities, and various other risks.

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Mortgage-Backed Securities Risk — In addition to the general risks associated with debt securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime creditworthiness standards. Subprime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

Fundamental Business Risk — Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. The Fund’s investments, directly or indirectly through ETPs, in companies that experience negative developments in their financial condition may lose value relative to the stocks of other companies, causing the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

Shares are Not Individually Redeemable — Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Absence of a Prior Active Market — There can be no assurance that an active trading market will develop and be maintained for the Shares.

Share Trading Price Risk — Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Real Estate Investment Trust (“REIT”) Risk. Investments in REITs will be subject to the risks associated with the direct ownership of real estate and annual compliance with tax rules applicable to REITs.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which the Fund invests.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those the underlying index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

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Calendar Year Total Return

For the year-to-date period ended September 30, 2018, the Fund’s total return was -0.35%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.18% for the quarter ended March 31, 2017, and the lowest quarterly return was 0.77% for the quarter ended June 30, 2017.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI BullBear Global Rotation ETF	1 Year	Since Inception (7/25/2016)
Return Before Taxes	10.27%	2.44%
Return After Taxes on Distributions	9.81%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares	5.99%	1.76%
50% Russell Global Index/50% Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses, or taxes)	15.68%	9.99%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management
Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor (the “Advisor”) and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor (the “Sub-Advisor”) to the Fund and to be responsible for its day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.
•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.

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Purchase and Sale of the Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof.  Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s Distributor (as defined below) may engage in such creation and redemption transactions directly with the Fund.  The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OVERVIEW

The Funds are series of Absolute Shares Trust, a Delaware statutory trust that is registered as an investment company under the Investment Company Act of 1940 (“1940 Act”), consisting of separate series (each, a “Fund” and collectively, the “Funds”) that are actively-managed exchange-traded funds (“ETFs”). ETFs are funds whose shares are listed on a stock exchange and trade like equity securities at market prices. ETFs, such as the Funds, allow you to buy or sell shares that represent the collective performance of a selected group of securities. ETFs are designed to add the flexibility, ease, and liquidity of stock-trading to the benefits of traditional investing in actively-managed mutual funds. Each Fund is an actively-managed ETF that does not seek to replicate the performance of a specified index.

This Prospectus provides the information you need to make an informed decision about investing in the Funds. It contains important facts about the Trust and each Fund.

Millington Securities, Inc. (“Advisor”), a wholly-owned subsidiary of WBI Trading Company, Inc., is the investment advisor to each Fund. The Advisor has selected WBI Investments, Inc. (“Sub-Advisor”), an affiliate of WBI Trading Company, Inc., to act as the sub-advisor to each Fund and to be responsible for the day-to-day investment management of each Fund.

DESCRIPTION OF THE PRINCIPAL STRATEGIES OF THE FUNDS

Principal Investment Strategies For:
WBI BullBear Rising Income 2000 ETF
WBI BullBear Value 2000 ETF
WBI BullBear Yield 2000 ETF
WBI BullBear Quality 2000 ETF
WBI BullBear Rising Income 1000 ETF
WBI BullBear Value 1000 ETF
WBI BullBear Yield 1000 ETF
WBI BullBear Quality 1000 ETF
WBI BullBear Global Income ETF
WBI BullBear Global High Income ETF
WBI BullBear Global Rotation ETF

Unless otherwise noted, the following Principal Investment Strategies are used by each of the Funds listed above.

Securities are selected for a given Fund on the basis of the Sub-Advisor’s investment process which includes a buy and a sell discipline.  The Funds’ buy discipline is driven by the  Sub-Advisor’s proprietary selection process (“Selection Process”).  The Selection Process used for a Fund attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.

The types of equity securities in which each Fund will generally invest include common stocks, preferred stocks, rights, warrants, convertibles, ETFs, real estate investment trusts (“REITs”)and master limited partnerships (businesses organized as partnerships which trade on public exchanges) (“MLPs”). The types of debt securities in which each Fund will generally invest include: corporate debt securities, U.S. Government securities, foreign sovereign debt securities, U.S. Government agency securities, high-yield bonds (also known as “junk bonds”), ETFs, exchange-traded notes (“ETNs”) and, solely in the case of the WBI BullBear Global Income ETF and WBI BullBear Global High Income ETF, mortgage-backed securities (including sub-prime mortgages), and variable and floating rate securities. An ETN is an unsecured debt security that trades on an established exchange. Its underlying value is determined by reference to an index, commodity, interest rate or other objectively determined reference. (Such ETFs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). Each Fund expects to invest in debt securities of all maturities, from less than one year up to thirty years, depending on the portfolio managers’ assessment of the risks and opportunities along the yield curve. (The yield curve refers to differences in yield among debt assets of varying maturities).

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Each Fund may invest without limitation in securities of foreign issuers, and may invest up to 50% of its net assets in the securities of issuers located in emerging markets. Each Fund that invests primarily in equities may invest up to 20% of its net assets in high-yield bonds. The WBI BullBear Global Income ETF may invest up to 40% of its net assets in high-yield bonds, and the WBI BullBear Global High Income ETF may invest up to 80% of its net assets in high-yield bonds. Each Fund may also invest without limitation in other investment companies, including other ETFs. Investments in other investment companies that invest predominantly in equity securities are considered equity securities for the purposes of the Fund’s equity allocation target, and investments in other investment companies that invest predominantly in debt securities are considered debt securities for purposes of the Fund’s debt allocation target.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

While many investment managers attempt to perform well relative to a fluctuating market index or benchmark, the risk-managed investment approach used for each Fund by the Sub-Advisor attempts to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. This is the Sub-Advisor’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve each Fund’s investment objective.

Each Fund uses quantitative screening of fundamental stock information to evaluate domestic and foreign securities in an attempt to find the most attractive opportunities worldwide. Once securities are identified, an overlay of technical analysis confirms timeliness of security purchases. Each Fund adds qualifying securities using available cash within the parameters of such Fund’s target allocations. This systematic process of identifying, evaluating, and purchasing securities constitutes the Sub-Advisor’s buy discipline for each Fund. The Sub-Advisor will only buy a security if the price trend is positive (for example, when there has been recent confirmation that a stock’s price is moving in the right direction). If a security’s price is falling, the Sub-Advisor would not purchase it.

The Sub-Advisor uses a proprietary bond model for each Fund to assess the appropriate duration and credit quality of its debt securities exposure. Debt positions may be periodically adjusted to reflect changes in the bond model’s assessment of the risks and opportunities along the yield curve. A portion of each Fund’s bond exposure may also be invested to pursue perceived opportunities in varying segments of the debt securities market.

ETFs may be used to provide access to various debt markets, commodities, hedging, or other strategies. ETFs may also be used for exposure to domestic and international equities classified by company size, growth or value characteristics, country or region, and industry groups.

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The Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on a Fund’s NAV.  This sell discipline, together with the Selection Process, constitutes a Fund’s strategy to achieve its investment objective.  If a Fund asset’s price stays within a range of acceptable prices, the Fund asset will continue to be held.  The acceptable price range is determined based on the volatility profile of the particular Fund asset. The sell discipline operates independently of, and in addition to, any investment model changes. Specific Fund assets sold as a result of the sell discipline may not be repurchased for 30 days, but an alternative asset may be purchased by the Fund as a substitute. During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash in a Fund.

Each Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Investment Strategies For WBI BullBear Global Rotation ETF
The Fund is classified as non-diversified under the 1940 Act.  Generally, the Fund invests in a portfolio of investments across a broad range of sectors and asset classes, although the Fund is not required to invest in all sectors or asset classes at all times. From time to time, market conditions may call for the Fund to invest 100% of its net assets in one sector or asset class, if conditions warrant.

The Fund seeks to achieve its investment objective by using a broad and flexible investment strategy. The Fund may invest directly in different types of instruments, such as:

•	Stocks and bonds issued by public and private companies and bonds issued by governments and governmental agencies (“Direct Investments”); and
•
Shares of funds that invest directly in such instruments.  For example, the Fund may gain indirect exposure by purchasing securities issued by mutual funds and other registered investment companies, ETFs, ETNs, and exchange-traded vehicles issuing equity securities (“ETVs”) (collectively, “Indirect Investments”).  ETFs, ETNs, and ETVs are together referred to as “exchange-traded products” or “ETPs.”

Direct and Indirect Investments may include gaining exposure to:

•	equity securities;
•	fixed income securities;
•	futures contracts, swap agreements, and forward contracts;
•	master limited partnerships;
•	real estate investment trusts;
•	reverse repurchase agreements;
•	options on securities, indices, and futures contracts; and
•	other derivatives that are consistent with the Fund’s investment objective.

All Direct and Indirect Investments are collectively referred to as “Financial Instruments.”  The Fund will seek to achieve its investment objective by investing in Financial Instruments that provide the Fund with exposure to a broad range of asset classes, sectors, industries, geographic regions, currencies, indices, or hedging strategies.

The Direct and Indirect Investments made by the Fund are intended to give the Fund economic exposure to a variety of asset classes and sectors, including gaining exposure to: (1) domestic and international equity securities; (2) domestic and international debt securities; (3) foreign currencies; (4) commodities; (5) hedging strategies; (6) alternative asset classes; and (7) cash and cash equivalents, as described further below.

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The Fund may gain exposure to domestic and international equities by making investments based on company size, growth or value characteristics, country or region, and industry groups.  There are no limitations on the equity securities that may be held by the Fund through Direct or Indirect Investments (including options and other derivatives).  The Fund may also gain exposure to international equities, including through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The Fund may gain exposure to domestic and international debt markets by purchasing U.S. and non-U.S. government-related bonds, such as sovereign, quasi-sovereign, supranational, and local municipality bonds. Such investments may include ETNs, fixed, floating, and variable corporate debt securities, U.S. Government securities, debt securities of foreign issuers, sovereign debt securities, U.S. Government agency securities, high-yield bonds (“junk bonds”), prime and sub-prime mortgage-backed securities, asset-backed securities, treasury inflation protected securities, and zero coupon bonds. Debt instruments may be of all maturities, from less than one year to more than thirty years (if available).

The Fund may gain exposure to foreign currencies through direct investments or when another investment is not denominated in U.S. Dollars.  The Fund may invest in the securities of domestic or foreign issuers without limitation, including securities of issuers in emerging markets (which encompasses the 23 countries included in the MSCI Emerging Markets Index).  Further, there are no limits on the non-U.S. Dollar currency exposure that the Fund can hold.

The Fund may gain exposure to commodities, including through futures, options on futures, and swaps providing exposure to commodities.

The Fund may also implement hedging strategies by purchasing or selling shares of inverse ETFs, index options, or options based on the Chicago Board Options Exchange Volatility Index (“VIX”).  The Fund may also invest in options without regard to hedging strategies. Option strategies used by the Fund include writing (“selling”) covered calls, buying puts, and using combinations of calls and puts. The Fund may also use options on indices.  Combinations of writing calls and using the proceeds to buy puts can be used by the Fund to limit or “collar” the risk of price declines in a held security, while reducing or eliminating the cost of implementing the option pair strategy.

Although the Fund is limited as to the percentage of its net assets that may be directly invested in certain asset classes, the Fund may obtain investment exposure to such asset classes in excess of such limits by investing indirectly in such asset classes through other investment companies, including other ETFs with exposure to such asset classes. Consequently, investments in such pooled investment vehicles may result in aggregate direct and indirect investment exposure to an asset class in excess of the limit up to which the applicable Fund may invest directly in such assets.

The Fund may gain exposure to alternative asset classes by investing in tangible or real assets, such as Indirect Investments in ETPs holding precious metals, real estate, and real estate mortgages.

The Fund may also invest in and hold cash and cash equivalents. Cash and cash equivalents are considered to be among the investment opportunities evaluated by the Sub-Advisor, and the Fund may invest in and hold cash or cash equivalents as part of the normal operation of its investment strategy. As a result, an investment in cash or cash equivalents may periodically represent a significant percentage of the Fund’s assets. If the prices of investment assets advance during periods when the Fund is holding a significant cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested in those investment assets. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s management fees and operational expenses.

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In addition to Direct Investments, the Fund also makes Indirect Investments. Indirect Investments may include other investment companies, including other ETFs, closed-end funds, unit investment trusts, business development companies, or registered money market funds. The Fund may invest in other investment companies in excess of the limits contained in the 1940 Act by relying on an SEC exemptive order obtained by the Fund. Additionally, the Fund may also invest in excess of the 1940 Act’s limits by entering into participation agreements with other investment companies subject to the conditions of an exemptive order (if any) permitting such transactions and the conditions of the agreement itself.

The Fund is managed pursuant to a sub-advisory arrangement.  The Fund is sub-advised by an affiliate of the Advisor.  Consistent with its investment objective, the Fund will make Direct and Indirect Investments that the Sub-Advisor believes will provide a favorable risk-adjusted total return as compared to other investment opportunities. Accordingly, and as described in greater detail below, the Sub-Advisor is authorized to determine the sectors and asset classes to which the Fund may gain exposure in order to achieve the Fund’s investment objective.

In determining the appropriate Direct and Indirect Investments for the Fund, the Sub-Advisor uses its own proprietary computer investment models to manage the Fund’s assets. The process used by the models for selecting investments attempts to identify investments that can consistently provide attractive returns, net of expenses, with potentially less volatility and risk to capital than traditional approaches. The Selection Process attempts to identify investments that will achieve the Fund’s investment objective notwithstanding the prevailing market conditions. This is the Fund’s definition of an absolute return approach to investment management, and such an approach is used (in part) to achieve the Fund’s investment objective.

In general, the goal of the Selection Process is to assess the risk-adjusted return of each opportunity relative to the other opportunities being evaluated. Relevant factors may include:

•	economic indicators;
•	market performance;
•	monetary policy;
•	investor sentiment;
•	price performance;
•	security valuation;
•	fundamental analysis;
•	technical analysis; and
•	other factors unique to the investment opportunity under consideration.

Investment opportunities are ranked in order of their expected risk-adjusted returns, and Fund assets are allocated to those opportunities with the most favorable expected risk-adjusted returns. Consistent with the Fund’s investment objective, the Sub-Advisor may develop additional models to broaden the list of investment opportunities or discontinue models as it deems appropriate. To the extent the Sub-Advisor’s models indicate that there is no other higher-ranked investment opportunity, Fund assets with lower expected returns will be sold and rotated into investments ranked higher by the Sub-Advisor’s models.  To the extent there are no other higher-ranked investment opportunities available, the Fund will be invested in cash equivalents.  Cash equivalents are an acceptable investment and may represent a significant portion of the Fund’s allocation whenever the risk-adjusted return of other investment opportunities is insufficiently attractive.  There can be no guarantee that the selected investment opportunities will prove profitable or that the investments selected will perform as expected.

The Fund is an actively managed ETF.  The Sub-Advisor actively manages the Fund’s portfolio.  As a result, the portfolio turnover rate for the Fund may be high.  The Sub-Advisor expects that the Fund’s investment strategy will result in a portfolio turnover rate in excess of 100% on an annual basis.

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Principal Investment Strategies For All Funds
Each Fund may use a variety of equity option strategies in an attempt to enhance return or to mitigate risk and volatility. Each Fund may write covered calls, which is the sale of call options on securities held by the Fund to generate current income in exchange for the right of the option buyer to purchase the security on or before a specified date at a predetermined price, irrespective of the market price. If the security’s market price moves above the option’s exercise (or “strike” price) while the option is in effect, a Fund risks receiving less than the market price for the security if the option is exercised. The difference between the market price and exercise price can offset the decline in the security’s value equal to the premium it received for writing the option. The premium received by each Fund for the sale of the option offsets declines in the security’s price up to the amount of the premium, thereby mitigating the risk of owning the security and the effects of a price decline in the security on the value and volatility of Fund shares. Each Fund may also buy put options, which give such Fund the right to receive a predetermined price for the delivery of a security on or before a specified date, irrespective of the market price of the security. This limits the potential loss from a decline in the price of a security to the option’s strike price plus the cost of the option. Combinations of writing calls and using the proceeds to buy puts can be used by a Fund to limit (or “collar”) the risk of price declines in a held security, while reducing or eliminating the cost of implementing the option pair strategy (“zero cost collar”). While the premium received for the call may offset some or all of the cost of the put, gains in the security’s price above the call’s exercise price are given up in exchange for protection from losses below the exercise price of the put purchased. Buying and selling other combinations of calls and puts with differing expiration dates and/or strike prices can be varied and used with similar objectives as single option strategies, such as to generate income and/or mitigate the risk of owning a security, but at particular price ranges, time frames, total risk exposures, or implementation costs. Options may also be used to facilitate entering into or exiting from a security with limited trading volume relative to the size of the position held or intended to be held, and may be purchased or sold to close out an existing option position of each Fund. An option on a security that is not exercised prior to its expiration becomes worthless, resulting in a gain to the option seller equal to the amount of the option premium received and a loss to the option buyer equal to the amount of the option premium paid. Options on indices may be used to enhance return and/or mitigate the risk to the value of a Fund’s share price due to market movements. Option strategies incur transaction costs, which affect their after-cost effectiveness.

Once securities are purchased, the Sub-Advisor maintains a strict sell discipline that attempts to control the effects of the volatility of each Fund asset on a Fund’s NAV.  The Sub-Advisor uses its proprietary “Dynamic Trailing Stop/Loss Process” to implement a process that determines the conditions under which an asset held by a Fund will be sold.  This Dynamic Trailing Stop/Loss Process, together with the Selection Process, constitutes each Fund’s strategy to achieve its investment objective.  At the time an asset is purchased, and on an ongoing basis after it has been bought, the Sub-Advisor examines the characteristics of the asset, including its historical price movements, to determine a range of acceptable prices for the asset given its volatility, its performance prospects, and the risk profile of a Fund. If an asset’s price stays within this range of acceptable prices, the asset will remain in a Fund’s portfolio. This results in a responsive process that actively adjusts a Fund’s allocation by causing it to become more fully invested or by raising cash to protect capital. During periods of high market volatility, a significant amount of Fund assets may be sold, resulting in a significant allocation to cash in a Fund.  The Dynamic Trailing Stop/Loss Process is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process used by the Sub-Advisor to monitor the price movements of a Fund’s holdings. The Dynamic Trailing Stop/Loss Process is used by the Sub-Advisor as a signal to initiate the process of selling a security, but it does not assure that a particular execution price will be received.

ADDITIONAL INVESTMENT STRATEGIES

The additional investment strategies outlined below do not represent and are distinct from the principal investment strategies of each Fund.  Each of the policies described herein, including the investment objective of a Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days prior written notice to shareholders.  Certain fundamental policies of each Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Restrictions”.

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Alternative Real Asset Classes
The investments by the WBI BullBear Global Rotation ETF may also include gaining economic exposure through ETPs to certain alternative real asset classes, which may include, among other things, art work and collectibles.  “Collectibles” include any physical asset that may appreciate in value over time because of its rarity or the demand for such asset. While collectibles include stamps, coins, toys and sports cards, there are no strict rules as to what constitutes a collectible. Additionally, the WBI BullBear Global Rotation ETF may invest in publicly held companies that are involved directly or indirectly in collectible investments.

Securities Lending
The Funds may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Temporary or Cash Investments
In addition to holding cash as part of its principal investment strategy, each Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities, and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions. This may result in a Fund not achieving its investment objectives during that period.

Borrowing Money
Each Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the U.S. Securities and Exchange Commission or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

DESCRIPTION OF THE PRINCIPAL RISKS OF THE FUNDS

Investors in the Funds should carefully consider the risks of investing in the Funds as set forth in each Fund’s Summary Information section under “Principal Risks”. Unless otherwise noted, the following risks apply to all of the Funds.

Principal Risks
The principal risks of investing in the Funds that may adversely affect each Fund’s NAV or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Funds will achieve their investment objectives.

Risks Applicable to All Funds

Active ETF Risk — There is no obligation by any market maker to make a market in the Fund’s shares or by any AP to submit creation or redemption orders. Decisions by market makers or APs to reduce or step away from the Fund in a time of market stress could inhibit the arbitrage process by which a relationship between the Fund’s NAV per Share and the market trading prices of the shares is maintained. Thus, reduced effectiveness of the arbitrage function could result in Fund shares trading at a discount to NAV per share and also with greater than normal intra-day bid/ask spreads.

Authorized Participant Concentration Risk – Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem each Fund’s shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, there may be a significantly diminished trading market for each Fund’s Shares and such Shares may trade at a discount to NAV and possibly face de-listing.

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Cash Position Risk — If the Fund invests all or a substantial portion of its assets in cash or cash equivalents for extended periods of time, including when it is investing for temporary defensive purposes, it could reduce the Fund’s potential return and prevent the Fund from achieving its investment objective as the limited returns of cash or cash equivalents may lag other investment instruments.

Debt Securities Risk – The market value of debt securities held by the Fund typically changes as interest rates change, as demand for the instruments changes, and as actual or perceived creditworthiness of an issuer changes. Additionally, debt securities with longer durations are expected to experience greater price movements than securities with shorter duration for the same change in prevailing interest rates. During periods of rising interest rates, the market value of the debt securities held by the Fund will generally decline. Credit risk is the risk that an issuer will not make timely payments of principal and interest. There is also the risk that an issuer may “call,” or repay, its high-yielding bonds before their maturity dates. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. Limited trading opportunities for certain debt securities may make it more difficult to sell or buy a security at a favorable price or time.

Equity Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Sub-Advisor to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, a Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. A Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

Equity Securities Risk – The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant equity holdings. Equity holdings tend to be more volatile than other investment choices such as bonds and money market instruments because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers. The value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, sometimes rapidly or unpredictably, resulting in losses. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management, performance, financial leverage, and reduced demand for the issuer’s goods or services.

ETF and Other Investment Companies Risk – ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. Accordingly, shareholders will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The risk of owning an ETF generally reflects the risks of owning the underlying securities and other portfolio assets that it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies. Furthermore, investments in other investment companies could affect the timing, amount, and character of distributions to shareholders, and therefore may increase the amount of taxes payable by investors in the Fund.

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Exchange-Traded Note Risk – ETNs are subject to the credit risk of the issuer. The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets, as well as changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced index. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. Each Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Fluctuation of Net Asset Value – The NAV of each Fund’s Shares will fluctuate with changes in market value of each Fund’s holdings. The market prices of the Fund’s Shares will fluctuate in accordance with changes in NAV as well as the relative supply and demand for the Shares on the NYSE Arca. The Sub-Advisor cannot predict whether Shares will trade below, at, or above their NAV, and an investor may sustain losses if Shares are purchased at a time when their market price is at a premium (above) their NAV, or sold at a time when their market price is at a discount to (below) their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by a Fund, whether trading individually or in the aggregate, at any point in time. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Sub-Advisor believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Foreign and Emerging Market Securities Risk – Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

Foreign securities include American Depositary Receipts (“ADRs”) and similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), dollar-denominated foreign securities, and securities purchased directly on foreign exchanges. ADRs, EDRs, and GDRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar-denominated. EDRs and GDRs are typically U.S. dollar- denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs, and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include greater or less liquidity than the foreign company stocks underlying the depositary receipts, greater price volatility and risks related to adverse political, regulatory, market, or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. A Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid, unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

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In addition, each Fund may be exposed to the risks of investing in emerging markets. Emerging markets are those of countries with immature economic and political structures. Investments in securities of companies in emerging markets involve special risks. Investing in emerging market securities imposes risks different from, or greater than, risks in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities of certain emerging market countries.

Fundamental Business Risk – Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate. To the extent the Fund invests in companies that experience negative developments in their financial condition, the Fund to underperform funds that do not invest in companies primarily on the basis of their underlying financial condition.

High-Yield Securities Risk – Debt securities receiving below investment grade ratings (i.e., “junk bonds”) may have speculative characteristics and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High-yield securities are inherently speculative.  High-yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds may be uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or a higher profile default.

Investment Style Risk – The prices of stocks and bonds in a Fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and medium-sized companies. Each Fund may invest in securities that are susceptible to specific investment risks. Dividend-paying common stocks tend to go through cycles of doing better (or worse) than the stock market in general. These periods have, in the past, lasted for as long as several years. If stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be affected. Growth companies are those whose earnings growth potential appears to be greater than that of the market in general, and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies (or “growth securities”) have market values that may be more volatile than those of other types of investments. Growth companies typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses. Value companies are those whose stocks appear to be priced at a material discount to the underlying value of the issuing company. The reason for the apparent discount may reflect an underlying business condition that is more serious or permanent than anticipated, and stocks of value companies may remain depressed for extended periods of time or may never realize their expected potential value. Companies with an apparently attractive financial condition and prospects for ongoing financial stability may experience adverse business conditions specific to their industry or enterprise that cause their financial condition and prospects to deteriorate.  To the extent a Fund invests in dividend-paying common stocks, growth stocks, value stocks, or the stocks of companies that experience negative developments in their financial condition, the Fund may underperform funds that invest in other types of securities.

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Liquidity Risk – The Funds’ investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by a Fund halt trading, such as due to an exchange’s limit-up, limit-down rules, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of such Fund being subject to a trading halt.

Market Risk – The Funds are designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. There is the risk that sharp price declines in securities owned by the Funds, known as flash crash risk, may trigger trading halts, which may result in the Funds’ Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. The market value of each Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the market value of the individual securities held by a Fund and you could lose money.

Management Risk – The skill of the Sub-Advisor will play a significant role in each Fund’s ability to achieve its investment objectives. A Fund’s ability to achieve its investment objectives depends on the ability of the Sub-Advisor to correctly identify economic trends, especially with regard to accurately forecasting projected dividend and growth rates and inflationary and deflationary periods. In addition, each Fund’s ability to achieve its investment objective depends on the Sub-Advisor’s ability to select stocks, particularly in volatile stock markets. The Sub-Advisor could be incorrect in its analysis of industries, companies’ projected dividends and growth rates, the relative attractiveness of value stocks, and other matters. In addition, the Sub-Advisor’s models, stop loss, and goal-setting process may not perform as expected, which may negatively impact the Fund.

Master Limited Partnership Risk – Investments in securities (units) of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments.

Model Risk – Each Fund’s investment process includes the use of proprietary models and analysis methods developed by the Sub-Advisor, and data provided by third parties. Third party data and information used in models and analysis is obtained from sources believed to be reliable, however inaccurate data could adversely affect the effectiveness of the resulting investment implementation on a Fund’s performance. There can be no assurance that any particular model or investment strategy, including those devised by the Sub-Advisor, will be profitable for either Fund, and may result in a loss of principal. Further, there is a risk that the investments selected to implement the models will not accurately track the modeled opportunity or perform as expected, resulting in tracking errors and rebalancing risks relative to the model.

Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund’s performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal tax laws.

Table of Contents - Prospectus WBI

Quantitative Model Risk – While the Fund’s principal investment strategy utilizes various quantitative models, the Fund’s portfolio managers exercise discretion with respect to portfolio transactions. To the extent various proprietary quantitative or investment models are used, securities or other financial instruments selected may perform differently than expected, or from the market as a whole, as a result of a quantitative model’s component factors, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction, implementation and maintenance of the models (e.g., data problems, software issues, etc.). There can be no assurance that a quantitative model will achieve its objective or that the methodology employed by an investment strategy will eliminate exposure to downward trends and/or volatility in the markets or provide immediate exposure to upward trends and/or volatility in the markets.

REIT Risk – Investments in REITs will be subject to the risks associated with the direct ownership of real estate.  Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.  REITs are subject to complex tax qualification and compliance rules.  In addition, REITs have their own expenses, and therefore Fund shareholders will indirectly bear a proportionate share of the expenses of REITs in which a Fund invests.

Share Trading Price Risk – The Shares of the Funds are listed for trading on the NYSE Arca and will be bought and sold in the Secondary Market at market prices. Although it is expected that generally the exchange price of each Fund’s Shares will approximate such Fund’s NAV, there may be times when the exchange price and the NAV vary significantly. Thus, you may pay more than NAV when you buy Shares in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market.

The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Sub-Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Shares are Not Individually Redeemable – Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only APs may engage in such creation and redemption transactions directly with the Fund.  Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV. There can be no assurance that an active trading market will be maintained for the Shares.

Small and Medium-Sized Companies Risk – Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets, or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity and their prices may be more volatile.

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Principal Risks Applicable to WBI BullBear Global Income ETF, WBI BullBear Global High Income ETF and WBI BullBear Global Rotation ETF

Counterparty Risk – Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the over-the-counter (“OTC”) derivatives transactions. In those instances, another ETF holding such derivatives (in which each Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

Interest Rate Risk — The Funds’ performance may be adversely impacted when interest rates fall because the Funds may be exposed, directly or indirectly, to lower-yielding bonds. This risk may increase as bonds in each Fund’s portfolio mature. Interest rate risk is typically greater with respect to exposure to short-term bond (or short-term bond funds) and lower for long-term bond (or long-term bond funds).

Mortgage-Backed Securities Risk – In addition to the general risks associated with debt securities as described, the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, which may cause their prices to be very volatile. In particular, the recent events related to the U.S. housing market have had a severe negative impact on the value of some mortgage-backed securities and resulted in an increased risk associated with investments in these securities. Sub-prime mortgages are those issued to borrowers who do not meet the lender’s prime credit worthiness standards. Sub-prime mortgages have had significantly higher default rates, which may result in foreclosure on the collateral property. Mortgage loans in default can suffer a significant decline in market value and may never be fully repaid. Amounts recovered through foreclosure and sale of the collateral property may not be sufficient to repay the full amount of the loan.

Principal Risks Applicable to WBI BullBear Global Rotation ETF

Absence of a Prior Active Market — There can be no assurance that an active trading market will develop and be maintained for the Shares.

Commodities Risk — Because the Fund may invest directly in Financial Instruments and indirectly through ETPs to obtain exposure to commodities, the Fund and any ETPs will be exposed to risks that prices of commodities and commodity-related investments may fluctuate quickly and dramatically within short periods of time for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs, and international economic, political, military, and regulatory developments.

Convertible Securities Risk — Convertible securities tend to be subordinate to other debt securities issued by the same issuer. Also, issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities generally provide yields higher than the underlying stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value”, which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.  Further, to the extent the Fund gains exposure to contingent convertible securities, such instruments generally either convert into equity or have their principal written down upon the occurrence of certain triggering events linked to regulatory capital thresholds or regulatory actions relating to the issuer's continued viability. As a result, an investment by the Fund is subject to the risk that interest payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses.  An investment by the Fund in contingent convertible securities is also subject to the risk that, in the event of the liquidation, dissolution or winding-up of an issuer prior to a triggering event, the Fund's rights and claims will generally rank junior to the claims of holders of the issuer's other debt obligations.  In general, the value of an investment in contingent convertible securities is unpredictable and will be influenced by many factors.

Table of Contents - Prospectus WBI

Credit/Default Risk — Credit and default risk exists where an issuer or guarantor of fixed-income securities (including ETNs) held by the Fund or an ETP may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default with high-yield or “junk” bonds presenting the greatest risk.

Currency Risk —  Because the Fund may invest in Financial Instruments and indirectly through ETPs to obtain exposure to foreign currencies and foreign assets, the Fund and the ETPs are exposed to the risk that foreign currencies will decline in value relative to the U.S. dollar. If the value of foreign currencies or foreign assets decline relative to the U.S. dollar, the Fund’s NAV and market price of the Shares could decline.

Derivatives Risk — A derivative is a financial contract, the value of which depends on or is derived from the value of an underlying asset such as a security or an index. The Fund and ETPs may invest in certain types of derivatives contracts, including futures, options, and swaps all of which are subject to a number of risks which include leverage risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

Depositary Receipts Risk — The Fund may have exposure to depositary receipts. Depositary receipts include ADRs, EDRs, and GDRs and, in addition to the risks involved with investing in foreign securities, carry additional risks.  ADRs, EDRs, and GDRs are depositary receipts for foreign company stocks which are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S.-dollar denominated. EDRs and GDRs are typically U.S. dollar-denominated but may be denominated in a foreign currency.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer.  Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Dividend Risk — To the extent that the Fund or an ETP invests in dividend-paying equities, the Fund may underperform funds that do not invest in dividend-paying equities during periods when dividend-paying equities underperform other types of stocks. In addition, if stocks held by the Fund or an ETP reduce or stop paying dividends, the Fund’s ability to generate income may be affected.

ETP and Fund of Funds Risk – Because it may be similar to a fund of funds, the Fund’s investment performance depends in part on the investment performance of the ETPs in which it invests. When the Fund invests in ETPs, the Fund will indirectly be exposed to the risks associated with investments made by the underlying ETPs that comprise the Fund’s portfolio assets.  Such risks may include: Equity Securities Risk, Debt Securities Risk, Foreign and Emerging Market Securities Risk, Focus Risk, Convertible Securities Risk, Derivatives Risk, Commodities Risk, Currency Risk, Geographic Risk, Small- and Medium-Sized Companies Risk, Equity Options Risk, High-Yield Securities Risk, Credit/Default Risk, Counterparty Risk, Floating Rate Loans Risk, Leverage Risk, Zero Coupon Securities Risk, and Mortgage-Backed Securities Risk. Further, when the Fund invests in another ETF or other investment company (i.e., mutual fund, closed-end fund, or business development company), it will bear additional expenses based on its pro rata share of such investment company’s operating expenses, including the potential duplication of management fees. The Fund also will incur brokerage costs when it purchases ETFs and other exchange-listed investment companies.

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Floating Rate Loans Risk — Floating rate loans incur some of the same risks as other debt securities, such as prepayment risk, credit/default risk, interest rate risk, and risk found with high-yield securities. Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Generally, the lower the rating category, the more risky the investment. Floating rate loans are often issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations, and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. In times of unusual or adverse market, economic, or political conditions, floating rate loans may experience higher than normal default rates.

Focus Risk — The Fund may be susceptible to an increased risk of loss, including loss due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s or an ETP’s investments are concentrated in a particular issuer or issuers, country, region, market, industry, group of industries, sector, or asset class.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Geographic Risk — A natural or other disaster could occur in a geographic region to which the Fund or an ETP is exposed. This could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.

Leverage Risk — Leverage, including borrowing, may cause the Fund or an ETP in which the Fund invests to be more volatile by magnifying the Fund’s or such ETP’s gains or losses than if the Fund or such ETP had not been leveraged. The use of leverage may cause the Fund or an ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

New Fund Risk — The Fund recently commenced operations, and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees can liquidate the Fund without Shareholder vote and, while Shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual Shareholders.

Non-Diversification Risk — Because the Fund will invest without regard to diversification of its portfolio, a greater portion of its assets can be invested in securities of individual issuers. As a result, changes in the market value of a single issuer could cause greater fluctuations in the NAV or market price of the Shares relative to a diversified fund.

Table of Contents - Prospectus WBI

Zero Coupon Securities Risk — The interest earned on zero coupon securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund or an ETP in which the Fund invests receives no interest payments in cash on the security during the year.

ADDITIONAL RISKS

Applicable to All Funds

Call Risk – The Funds may invest in callable bonds, and such issuers may “call” or repay securities with higher coupon or interest rates before the security’s maturity date. If interest rates fall, a Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in such Fund’s income.

Costs of Buying or Selling Shares – Investors buying or selling Shares in the Secondary Market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity. In addition, increased market volatility may cause increased bid/ask spreads.

Credit Risk – A Fund could lose money if the issuer of a debt security is unable to meet its principal obligations in a timely manner, or if negative perceptions of the issuer’s ability to make such payments cause the price of the bond to decline.

Issuer Risk – There may be economic or political changes that impact the ability of issuers to repay principal and to make interest payments on securities. Changes to the financial condition or credit rating of issuers may also adversely affect the value of the Funds' portfolio securities.

Liquidity Risk – Liquidity Risk exists when particular investments are difficult to purchase or sell. If a Fund invests in assets that are or become illiquid, it may reduce the returns of the Fund because it may be unable to sell these illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

Reinvestment Risk – A Fund’s performance may be adversely affected when interest rates fall because a Fund may be exposed to lower-yielding bonds as bonds in its portfolio mature. This risk is typically greater with respect to exposure to short-term bonds (or short-term bond funds) and lower for long-term bonds (or long-term bond funds).

Securities Lending – Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

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Tax Risk – The tax treatment of derivatives is unclear for purposes of determining a Fund’s tax status. In addition, a Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if it did not engage in such transactions.

Trading Issues – Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Additional Risks Applicable to WBI BullBear Rising Income 2000 ETF, WBI BullBear Value 2000 ETF, WBI BullBear Yield 2000 ETF, WBI BullBear Quality 2000 ETF, WBI BullBear Rising Income 1000 ETF, WBI BullBear Value 1000 ETF, WBI BullBear Yield 1000 ETF and WBI BullBear Quality 1000 ETF.

Counterparty Risk – Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with the OTC derivatives transactions. In those instances, another ETF holding such derivatives (in which the Fund invests) will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that such ETF will sustain losses.

CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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CREATION AND REDEMPTION OF CREATION UNITS

Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units.” For each Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit may change in the event of a share split, reverse split or similar revaluation. The Funds may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Funds in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for each Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether a particular Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to the Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.

Retail investors may acquire Shares in the Secondary Market (not from the Funds) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes discussed above are summarized, and such summary only applies to shareholders who purchase or redeem Creation Units (that is, they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

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Book Entry
Shares of each Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of a Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company or other nominee) authority to vote the shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

MANAGEMENT

The Board is responsible for the general supervision of the Funds. The Board appoints officers who are responsible for the day-to-day operations of the Funds.

Investment Advisor
Millington Securities, Inc. (“Advisor”) is the investment advisor to the Funds and is located at 331 Newman Springs Road, Suite 101, Red Bank, New Jersey 07701. As of September 30, 2018, the Advisor had approximately $909,113,801 billion in assets under management. The Advisor is an SEC-registered investment advisory firm that is wholly owned by WBI Trading Company, Inc. The Advisor is also a registered broker-dealer.

The Advisor continuously reviews, supervises, and administers each Fund’s investment program.  In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.

WBI Investments, Inc. (“Sub-Advisor”), located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701, is an affiliate of the Advisor and of WBI Trading Company, Inc. and has been appointed by the Advisor to act as the investment sub-advisor to the Funds. The Sub-Advisor is an SEC-registered investment advisory firm formed in 1984 and registered with the SEC in 1985, providing investment management services to mutual funds, individuals, high net worth individuals, charitable organizations, corporations, pension and profit sharing plans, family limited partnerships, and fraternities.

The Sub-Advisor is responsible for the day-to-day management of the Funds in accordance with each Fund’s investment objectives and policies. The Sub-Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill the obligations of the investment advisory agreement.

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As compensation for its services and its assumption of certain expenses, each Fund pays the Advisor a management fee equal to a percentage of the Fund’s average daily net assets that is calculated daily and paid monthly, as follows:

Fund Name	Management Fee
WBI BullBear Rising Income 2000 ETF	0.85%
WBI BullBear Value 2000 ETF	0.85%
WBI BullBear Yield 2000 ETF	0.85%
WBI BullBear Quality 2000 ETF	0.85%
WBI BullBear Rising Income 1000 ETF	0.85%
WBI BullBear Value 1000 ETF	0.85%
WBI BullBear Yield 1000 ETF	0.85%
WBI BullBear Quality 1000 ETF	0.85%
WBI BullBear Global Income ETF	0.85%
WBI BullBear Global High Income ETF	0.85%
WBI BullBear Global Rotation ETF	0.85%

The Advisor serves as advisor to each Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”), and appointed the Sub-Advisor to act as such for each Fund pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor a management fee equal to 0.85% of each Fund’s average daily net assets, and the Advisor has delegated the Sub-Advisor to receive such fee directly from the Funds. The Advisor is paid 0.04% of each Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

Both the Advisory Agreement and the Sub-Advisory Agreement were approved by the Independent Trustees of the Trust at an in-person meeting of the Board. The basis for the Independent Trustees’ approval of the Advisory Agreement as well as the Sub-Advisory Agreement for the Funds is available in the Funds’ annual report to shareholders for the period ended June 30, 2017.  The Sub-Advisor and its affiliates deal, trade, and invest for their own accounts in the types of securities in which the Funds also may invest. The Sub-Advisor does not use inside information in making investment decisions on behalf of the Funds.

The Sub-Advisor provides investment management services to the Funds and also provides management services to other accounts, including separately managed accounts, other Funds in the Trust, and mutual funds, using analysis, research, processes, and systems similar to those used in the management of the Funds. As a result, securities selected for the Fund may also be appropriate for, and owned in, other accounts under the Sub-Advisor’s management.

Expense Limitation Agreement
The Sub-Advisor has entered into an Expense Limitation Agreement with the Funds under which it has contractually agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of a Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) and organizational costs (“Operating Expenses”) to no more than 1.25% of the average daily net assets for each Fund until at least October 31, 2019.

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The Sub-Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year, provided such continuance is approved by the Board on behalf of the Funds. A Fund may terminate the Expense Limitation Agreement at any time. The Sub-Advisor may also terminate the Expense Limitation Agreement in respect of any Fund at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal. The Sub-Advisor is permitted to recoup from a Fund previously waived fees or reimbursed expenses for three years from the specific time in which fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s Operating Expenses to exceed the expense cap in place either at the time of recoupment or the time such fees were waived or expenses were reimbursed.

Portfolio Management

Co-Portfolio Manager: Gary E. Stroik, Vice President and Co-Chief Investment Officer, WBI Investments, Inc.
Mr. Stroik joined WBI Investments in February 1990, and serves as Vice President, Chief Investment Officer, and Portfolio Manager. He has been a portfolio manager of the Funds since their inception. He has also served as Vice President of Hartshorne Group, Inc., an SEC-registered investment advisory firm, since June 2009. He received a B.A. degree in Honors English and Fine Arts from Georgetown University in 1976.  He has been portfolio manager to the Funds since 2014.

Co-Portfolio Manager: Don Schreiber, Jr., Chief Executive Officer and Co-Chief Investment Officer, WBI Investments, Inc.
Mr. Schreiber founded WBI Investments, Inc. in August 1984, and serves as its Chief Executive Officer. He also serves as Chief Executive Officer of Millington Securities, Inc. and Director, Chief Executive Officer, Treasurer, and Vice President for WBI Trading Company, Inc. He has served as Chief Executive Officer (since April 2013), Director (since 2008), Treasurer (since April 2008), President (from April 2008-April 2013), and Vice President (since 2008) of Hartshorne Group, Inc., an SEC-registered investment advisory firm, and as President of Advisor Toolbox, Inc., a financial services technology and business consulting firm, since July 2005. He received a B.S. degree in Business from Susquehanna University in 1977. Mr. Schreiber has been portfolio manager to the Funds since 2014.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and ownership of securities in the Funds.

OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator and Transfer Agent. U.S. Bank, National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Funds’ Custodian and Securities Lending Agent.

Distributor
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Compliance
Pursuant to a Fund CCO Agreement with the Trust, Foreside Fund Officer Services, LLC (f/k/a Foreside Compliance Services, LLC), Three Canal Plaza, Portland, ME 04101, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) for the Trust.

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Independent Registered Public Accounting Firm
KPMG LLP, 51 JFK Parkway, Short Hills, NJ 07078, serves as the independent registered public accounting firm for the Trust.

Legal Counsel
K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Trust and the Independent Trustees of the Board.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Funds are expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, a Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in a Fund’s Shares occurs on the Secondary Market. Because Secondary Market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected “in-kind” (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs (a Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that a Fund’s Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Funds. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Funds. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

Fund Expenses
Each Fund is responsible for its own operating expenses.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act.  In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Sub-Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

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DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for a Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration, and 12b-1 distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to four decimal places.

In calculating NAV, each Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Sub-Advisor under procedures established by and under the general supervision and responsibility of the Board. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before a Fund’s NAV is calculated.

The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the respective Fund invests pursuant to its investment objective, strategies, and limitations. If the Funds invest in other open-end management investment companies registered under the 1940 Act, they may rely on the net asset values of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.

Valuing any of the Funds’ investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine a Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV.  In addition, with respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is calculated by the Administrator and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time) (“Business Day”). “Business Day” means any day that the Exchange is open for trading. The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of each Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV (also known as the Indicative Optimized Portfolio Value or IOPV), is disseminated by the NYSE Arca every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third party calculator calculates the IIV for each Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value”, as of the time of the calculation, by the total number of outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in a Fund’s portfolio, the estimated amount of accrued interest owed to the Fund, and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

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The Funds provide the independent third party calculator with information to calculate the IIV, but the Funds are not involved in the actual calculation of the IIV and are not responsible for the calculation or dissemination of the IIV. The Funds make no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the relevant Fund’s NAV for the most recently completed calendar year and the quarters since that year will be available without charge on the Funds’ website at www.wbishares.com.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Net Investment Income and Capital Gains
As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its inves

The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions”.

Capital gains of the Funds are normally declared and paid annually. Dividends from net investment income are normally declared and paid with the following frequency:

Name of Fund	Distribution Frequency
WBI BullBear Rising Income 2000 ETF	Quarterly
WBI BullBear Value 2000 ETF	Quarterly
WBI BullBear Yield 2000 ETF	Monthly
WBI BullBear Quality 2000 ETF	Quarterly
WBI BullBear Rising Income 1000 ETF	Quarterly
WBI BullBear Value 1000 ETF	Quarterly
WBI BullBear Yield 1000 ETF	Monthly
WBI BullBear Quality 1000 ETF	Quarterly
WBI BullBear Global Income ETF	Monthly
WBI BullBear Global High Income ETF	Monthly
WBI BullBear Global Rotation ETF	Quarterly

The amount of distributions may vary and there can be no guarantee that the Fund will pay dividends of investment income in any given month or quarter, as applicable. Dividends also may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on securities held by the Funds, as if the Funds owned the securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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Distributions in cash may be reinvested automatically in additional Shares of a Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund, to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of a Fund
Each Fund intends to qualify and elect to be treated as a separate “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must meet, annually, certain income and asset diversification requirements, and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If a Fund fails to qualify as a regulated investment company for any year, (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to a Fund’s shareholders generally as ordinary dividends (or qualified dividend income for individuals shareholders if certain holding period requirements aere met) to the extent of the Fund’s current and accumulated earnings and profits.

A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to make distributions necessary to avoid the 4% excise tax.

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Tax Treatment of Fund Shareholders

Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution.” In that event, the Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

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Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (ii) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (i) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (ii) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding. A Fund may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund that the Fund shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders. If a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of  amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign shareholder furnishes the Funds with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and the Funds do not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign shareholder were to receive the related amounts directly rather than as dividends from the Funds.  There can be no assurance that these rules, which have expired, will be extended.

The provisions of FATCA will subject certain foreign entities to U.S. withholding tax of 30% on certain U.S. source investment income (including all dividends from the Fund), and, beginning in 2019, on gross proceeds from the sale of U.S. stocks and securities (including the sale of Shares), unless they comply with or demonstrate their exemption from certain reporting requirements. Complying with such requirements may require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions may be required to enter in an agreement with the U.S. Internal Revenue Service or a government agncy in their own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return, even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

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For a more detailed tax discussion regarding an investment in the Funds, please see the section of the SAI entitled “Taxation”.

Material Conflicts of Interest
The activities in the management of, or interest in, the Sub-Advisor’s own accounts and the other accounts it manages, may give rise to conflicts of interest or the appearance of conflicts of interest, and these activities may present conflicts of interest that could disadvantage the Funds and their shareholders. For example, the Sub-Advisor currently provides investment management services to other accounts, including separately managed accounts, other Funds in the Trust, and mutual funds, and in the future may service accounts of other affiliates and their respective clients, using analysis, research, processes, and systems similar to those used in the management of the Funds. Some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Funds, which can cause potential conflicts in the allocation of investment opportunities between any of the Funds and other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed.

In connection with allocation of trades, the Sub-Advisor faces a potential conflict because it manages separately managed accounts (“SMA Clients”) and multiple registered investment companies. These conflicts may arise because of similarities between the investment strategies. The intention of the Sub-Advisor is to treat the various accounts fairly. The Sub-Advisor frequently combines or aggregates orders for SMA Clients and the Funds, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Sub-Advisor’s SMA Clients and the Funds improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently.  If the Sub-Advisor combines or aggregates client orders, for those client accounts included in the combined or aggregated orders , transactions will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) orders placed for each respective client account. This can also lead to a conflict of interest for the Sub-Advisor in allocating its own limited resources among different clients and potential future business ventures. Although the Sub-Advisor and its professional staff cannot and will not devote all of its time or resources to the management of the business and affairs of the Funds, the Sub-Advisor intends to devote, and to cause its professional staff to devote, sufficient time and resources to properly manage the business and affairs of the Funds.

Broker-dealers selected for execution by the Sub-Advisor may receive a brokerage commission or other compensation for transactions effected for a Fund. The broker-dealers, who may maintain securities, commodity, options, and foreign exchange trading accounts, may pay commissions at negotiated rates, which are greater or less than the rate paid by the Funds. All executions of Fund trades are subject to best execution regulations through the executing broker and are reviewed by the Board annually and may be reviewed more frequently as deemed necessary by the Board. The Advisor, which is a registered broker-dealer, may be selected as broker-dealer by the Sub-Advisor for transactions effected for the Funds.

CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor and Foreside Financial Group, LLC, on behalf of the Distributor and Foreside Fund Officer Services, LLC, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor, the Distributor and Foreside Fund Officer Services, LLC from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Funds. The codes are on file with the SEC and are available to the public.

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FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Sub-Advisor maintains a website for the Funds at www.wbishares.com. The website for the Funds contains the following information, on a per-Share basis, for each Fund: (1) the prior Business Day’s NAV; (2) the reported mid-point of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of a Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, each Fund will disclose on its website www.wbishares.com the identities and quantities of the portfolio securities and other assets held by each Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

For purposes of the 1940 Act, the Funds are registered investment companies, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by an exemptive order granted by the SEC that permits registered investment companies to invest in the Funds beyond those limitations.

The SEC has granted exemptive relief to the Trust under Section 12(d)(1)(J) of the 1940 Act permitting each Fund to operate as a “fund of funds” and invest in other investment companies without complying with the limitations set forth in Section 12(d)(1) of the 1940 Act, subject to certain terms and limitations that are contained in the SEC’s exemptive order. In addition, the Funds may enter into Participation Agreements with unaffiliated investment companies to enable a Fund to invest in unaffiliated investment companies in excess of the limits in Section 12(d)(1) pursuant to exemptive orders granted to other fund complexes on which the Fund is allowed to rely.

Shareholder inquiries may be made by writing to the Trust, c/o Millington Securities, Inc., 331 Newman Springs Road, Suite 101, Red Bank, New Jersey 07701.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Funds’ financial statements.  This information has been audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report to shareholders for the fiscal year/period ended June 30, 2018, which is available upon request.

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For capital share outstanding throughout each year/period

	WBI BullBear Rising Income 2000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$24.07	$21.69	$25.19	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.14	0.12	0.06	0.04
Net gain (loss) on investments (realized and unrealized)[6]	0.24	2.41	(3.49)	0.19
Total from investment operations	0.38	2.53	(3.43)	0.23
Less Distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.07)	(0.04)
Tax return of capital to shareholders	—	(0.02)	—	(0.00)[8]
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.12)	(0.15)	(0.07)	(0.04)
Net asset value, end of year/period	$24.33	$24.07	$21.69	$25.19
Market price, end of year/period	$24.31	$24.09	$21.57	$25.27
Net Assets Total Return[7]	1.62%	11.74%	(13.72)%	0.94%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$53,524	$42,122	$75,915	$132,269
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.08%	1.05%	0.99%	1.03%[4]
Expenses after fees (waived)/recouped	1.08%	1.05%	0.99%	1.03%[4]
Net investment income (loss) to average net assets	0.56%	0.53%	0.26%	0.18%[4]
Portfolio turnover rate[5]	529%	331%	531%	255%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investment for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[8]	Less than $0.01.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Value 2000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$25.15	$21.46	$24.72	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.08	0.25	0.17	0.06
Net gain (loss) on investments (realized and unrealized)[6]	(0.88)	3.71	(3.28)	(0.27)
Total from investment operations	(0.80)	3.96	(3.11)	(0.21)
Less Distributions:
Distributions from net investment income	(0.10)	(0.27)	(0.15)	(0.07)
Tax return of capital to shareholders	—	—	—	(0.00)[8]
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.10)	(0.27)	(0.15)	(0.07)
Net asset value, end of year/period	$24.25	$25.15	$21.46	$24.72
Market price, end of year/period	$24.26	$25.19	$21.40	$24.77
Net Assets Total Return[7]	(3.06)%	18.55%	(12.71)%	(0.84)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$44,860	$79,932	$72,949	$100,117
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.06%	1.04%	0.99%	1.07%[4]
Expenses after fees (waived)/recouped	1.06%	1.04%	0.99%	1.07%[4]
Net investment income (loss) to average net assets	0.33%	1.07%	0.75%	0.30%[4]
Portfolio turnover rate[5]	564%	405%	565%	278%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[8]	Less than $0.01.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Yield 2000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$22.24	$20.20	$24.11	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.16	0.35	0.24	0.26
Net gain (loss) on investments (realized and unrealized)[6]	0.58	2.09	(3.92)	(0.92)
Total from investment operations	0.74	2.44	(3.68)	(0.66)
Less Distributions:
Distributions from net investment income	(0.16)	(0.40)	(0.23)	(0.23)
Tax return of capital to shareholders	—	—	—	—
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.16)	(0.40)	(0.23)	(0.23)
Net asset value, end of year/period	$22.82	$22.24	$20.20	$24.11
Market price, end of year/period	$22.78	$22.25	$20.12	$24.14
Net Assets Total Return[7]	3.34%	12.26%	(15.44)%	(2.60)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$53,637	$65,618	$97,979	$141,064
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.06%	1.03%	0.98%	1.03%[4]
Expenses after fees (waived)/recouped	1.06%	1.03%	0.98%	1.03%[4]
Net investment income (loss) to average net assets	0.72%	1.64%	1.11%	1.29%[4]
Portfolio turnover rate[5]	528%	355%	553%	264%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Quality 2000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$23.28	$20.71	$23.62	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.12	0.18	0.12	(0.01)
Net gain (loss) on investments (realized and unrealized)[6]	0.22	2.57	(2.94)	(1.35)
Total from investment operations	0.34	2.75	(2.82)	(1.36)
Less Distributions:
Distributions from net investment income	(0.13)	(0.18)	(0.09)	(0.00)[8]
Tax return of capital to shareholders	—	—	—	(0.02)
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.13)	(0.18)	(0.09)	(0.02)
Net asset value, end of year/period	$23.49	$23.28	$20.71	$23.62
Market price, end of year/period	$23.57	$23.37	$20.60	$23.68
Net Assets Total Return[7]	1.43%	13.32%	(12.01)%	(5.40)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$45,797	$74,482	$79,726	$99,224
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.06%	1.04%	0.99%	1.06%[4]
Expenses after fees (waived)/recouped	1.06%	1.04%	0.99%	1.06%[4]
Net investment income (loss) to average net assets	0.51%	0.79%	0.56%	(0.04)%[4]
Portfolio turnover rate[5]	485%	383%	569%	311%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[8]	Less than $0.01.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Rising Income 1000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$24.53	$21.92	$24.45	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.15	0.16	0.06	0.28
Net gain (loss) on investments (realized and unrealized)[6]	1.41	2.64	(2.53)	(0.59)
Total from investment operations	1.56	2.80	(2.47)	(0.31)
Less Distributions:
Distributions from net investment income	(0.13)	(0.19)	(0.06)	(0.24)
Tax return of capital to shareholders	—	—	—	—
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.13)	(0.19)	(0.06)	(0.24)
Net asset value, end of year/period	$25.96	$24.53	$21.92	$24.45
Market price, end of year/period	$25.93	$24.58	$21.83	$24.51
Net Assets Total Return[7]	6.52%	12.88%	(10.14)%	(1.25)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$75,283	$50,291	$73,427	$138,152
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.05%	1.05%	0.99%	1.02%[4]
Expenses after fees (waived)/recouped	1.05%	1.05%	0.99%	1.02%[4]
Net investment income (loss) to average net assets	0.57%	0.72%	0.25%	1.30%[4]
Portfolio turnover rate[5]	496%	279%	571%	240%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Value 1000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$26.20	$21.85	$23.98	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.18	0.29	0.04	0.24
Net gain (loss) on investments (realized and unrealized)[6]	2.00	4.35	(2.12)	(1.04)
Total from investment operations	2.18	4.64	(2.08)	(0.80)
Less Distributions:
Distributions from net investment income	(0.19)	(0.29)	(0.05)	(0.22)
Tax return of capital to shareholders	—	—	—	—
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.19)	(0.29)	(0.05)	(0.22)
Net asset value, end of year/period	$28.19	$26.20	$21.85	$23.98
Market price, end of year/period	$28.17	$26.28	$21.77	$23.98
Net Assets Total Return[7]	8.40%	21.34%	(8.63)%	(3.29)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$64,843	$78,601	$72,097	$112,691
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.05%	1.03%	0.99%	1.04%[4]
Expenses after fees (waived)/recouped	1.05%	1.03%	0.99%	1.04%[4]
Net investment income (loss) to average net assets	0.64%	1.19%	0.19%	1.17%[4]
Portfolio turnover rate[5]	527%	388%	573%	294%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Yield 1000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$22.89	$20.25	$23.48	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.25	0.31	0.08	0.35
Net gain (loss) on investments (realized and unrealized)[6]	2.98	2.66	(3.22)	(1.58)
Total from investment operations	3.23	2.97	(3.14)	(1.23)
Less Distributions:
Distributions from net investment income	(0.25)	(0.33)	(0.09)	(0.29)
Tax return of capital to shareholders	—	—	—	—
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.25)	(0.33)	(0.09)	(0.29)
Net asset value, end of year/period	$25.87	$22.89	$20.25	$23.48
Market price, end of year/period	$25.83	$22.95	$20.19	$23.50
Net Assets Total Return[7]	14.14%	14.82%	(13.37)%	(4.98)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$82,779	$78,982	$99,236	$140,876
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.04%	1.02%	0.98%	1.02%[4]
Expenses after fees (waived)/recouped	1.04%	1.02%	0.98%	1.02%[4]
Net investment income (loss) to average net assets	0.99%	1.47%	0.38%	1.67%[4]
Portfolio turnover rate[5]	491%	352%	584%	277%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Quality 1000 ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$25.25	$21.87	$23.85	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.23	0.22	0.04	0.06
Net gain (loss) on investments (realized and unrealized)[6]	0.81	3.42	(2.00)	(1.16)
Total from investment operations	1.04	3.64	(1.96)	(1.10)
Less Distributions:
Distributions from net investment income	(0.22)	(0.26)	(0.02)	(0.04)
Tax return of capital to shareholders	—	—	—	(0.01)
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.22)	(0.26)	(0.02)	(0.05)
Net asset value, end of year/period	$26.07	$25.25	$21.87	$23.85
Market price, end of year/period	$26.10	$25.32	$21.79	$23.88
Net Assets Total Return[7]	4.11%	16.80%	(8.22)%	(4.41)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$59,955	$47,983	$80,909	$121,629
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.07%	1.04%	0.98%	1.02%[4]
Expenses after fees (waived)/recouped	1.07%	1.04%	0.98%	1.02%[4]
Net investment income (loss) to average net assets	0.86%	0.94%	0.17%	0.27%[4]
Portfolio turnover rate[5]	553%	320%	493%	296%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Global Income ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$25.35	$25.18	$25.46	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.68	0.38	0.34	0.23
Net gain (loss) on investments (realized and unrealized)[6]	(1.47)	0.20	(0.23)	0.46
Total from investment operations	(0.79)	0.58	0.11	0.69
Less Distributions:
Distributions from net investment income	(0.70)	(0.41)	(0.33)	(0.23)
Tax return of capital to shareholders	—	—	—	—
Distributions from net realized gain	—	—	(0.06)	—
Total Distributions	(0.70)	(0.41)	(0.39)	(0.23)
Net asset value, end of year/period	$23.86	$25.35	$25.18	$25.46
Market price, end of year/period	$23.83	$25.38	$25.16	$25.48
Net Assets Total Return[7]	(3.20)%	2.36%	0.45%	2.77%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$96,626	$162,243	$396,558	$308,062
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.02%	1.00%	0.95%	0.99%[4]
Expenses after fees (waived)/recouped	1.02%	1.00%	0.95%	0.99%[4]
Net investment income (loss) to average net assets	2.71%	1.53%	1.35%	1.08%[4]
Portfolio turnover rate[5]	551%	479%	364%	308%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Table of Contents - Prospectus WBI

For capital share outstanding throughout each year/period

	WBI BullBear Global High Income ETF
	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015[1]
Net Asset Value, Beginning of Year/Period	$24.50	$23.40	$24.50	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.72	0.53	0.39	0.36
Net gain (loss) on investments (realized and unrealized)[6]	(0.60)	1.09	(1.11)	(0.51)
Total from investment operations	0.12	1.62	(0.72)	(0.15)
Less Distributions:
Distributions from net investment income	(0.72)	(0.52)	(0.38)	(0.35)
Tax return of capital to shareholders	—	—	—	(0.00)[8]
Distributions from net realized gain	—	—	—	—
Total Distributions	(0.72)	(0.52)	(0.38)	(0.35)
Net asset value, end of year/period	$23.90	$24.50	$23.40	$24.50
Market price, end of year/period	$23.92	$24.55	$23.34	$24.56
Net Assets Total Return[7]	0.47%	7.04%	(2.97)%	(0.65)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$274,809	$269,449	$228,101	$216,781
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.00%	1.00%	0.95%	0.98%[4]
Expenses after fees (waived)/recouped	1.00%	1.00%	0.95%	0.98%[4]
Net investment income (loss) to average net assets	2.93%	2.22%	1.64%	1.72%[4]
Portfolio turnover rate[5]	557%	396%	328%	293%[3]

[1]	Fund commenced operations on August 25, 2014. The information presented is for the period from August 25, 2014 to June 30, 2015.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

[8]	Less than $0.01.

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For capital share outstanding throughout each year/period

	WBI BullBear Global Rotation ETF
	Year Ended June 30, 2018	Period Ended June 30, 2017[1]
Net Asset Value, Beginning of Year/Period	$24.42	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	0.42	0.25
Net gain (loss) on investments (realized and unrealized)[6]	0.25	(0.62)
Total from investment operations	0.67	(0.37)
Less Distributions:
Distributions from net investment income	(0.40)	(0.21)
Tax return of capital to shareholders	—	—
Distributions from net realized gain	—	—
Total Distributions	(0.40)	(0.21)
Net asset value, end of year/period	$24.69	$24.42
Market price, end of year/period	$24.70	$24.47
Net Assets Total Return[7]	2.69%	(1.44)%[3]

Supplemental Data:
Net assets, end of year/period (000’s)	$19,749	$18,317
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	1.19%	1.92%[4]
Expenses after fees (waived)/recouped	1.25%	1.25%[4]
Net investment income (loss) to average net assets	1.65%	1.08%[4]
Portfolio turnover rate[5]	700%	683%[3]

[1]	Fund commenced operations on July 25, 2016. The information presented is for the period from July 25, 2016 to June 30, 2017.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.
[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.
[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Funds’ underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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PRIVACY POLICY

Absolute Shares Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Funds collect non-public information about you from the following sources:

— Information we receive about you on applications or other forms;
— Information you give us orally; and/or
— Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

FREQUENTLY USED TERMS
Trust	Absolute Shares Trust, a registered open-end investment company

Funds	The investment portfolios of the Trust

Shares	Shares of the Funds offered to investors

Advisor	Millington Securities, Inc.

Sub-Advisor	WBI Investments, Inc.

Custodian	U.S. Bank National Association, the custodian of the Funds’ assets

Distributor	Foreside Fund Services, LLC, the distributor to the Funds

AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks or other entities that have entered into authorized participant agreements with the Distributor

NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are listed for trading

IIV	The Indicative Intra-Day Value, (also known as Indicative Optimized Portfolio Value or IOPV), an appropriate per-Share value based on a Fund’s portfolio

1940 Act	Investment Company Act of 1940, as amended

NAV	Net asset value

SAI	Statement of Additional Information

SEC	Securities and Exchange Commission

Secondary Market	A national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time

Securities Act	Securities Act of 1933, as amended

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FOR MORE INFORMATION

If you would like more information about the Trust, the Funds and the Shares, the following documents are available free upon request:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds’ Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) provide the most recent financial reports and portfolio listings. The Annual Report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ previous fiscal year.

The SAI and Shareholder Reports are available free of charge on the Funds’ website at
www.wbishares.com.

You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at (855) WBI-ETFS or (855) 924-3837 or by writing to:

Absolute Shares Trust
c/o Millington Securities, Inc.
331 Newman Springs Road, Suite 101
Red Bank, New Jersey 07701

You may review and copy information about the Funds, including the SAI and Shareholder Reports, at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful.  Read and keep the Prospectus for future reference.

The Trust may enter into contractual arrangements with various parties, including among others, the Funds’ investment adviser, sub-adviser, distributor, custodian, and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Dealers effecting transactions in the Funds’ Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

WBI is a registered service mark of WBI Investments, Inc.

The Funds’ investment company registration number is 811-22917
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PROSPECTUS

October 31, 2018,
As supplemented January 14, 2019

ABSOLUTE SHARES TRUST

WBI POWER FACTORTM HIGH DIVIDEND ETF (NYSE Arca Ticker:WBIY)

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC Insured │ May Lose Value │ No Bank Guarantee

Absolute Shares Trust (the “Trust”) is a registered investment company that consists of separate investment portfolios called “Funds”. This Prospectus relates to the following Fund:

Name	CUSIP	Symbol
WBI Power FactorTM High Dividend ETF	00400R858	WBIY

In addition to the Fund, the Trust currently has the following separate investment portfolios: WBI BullBear Rising Income 1000 ETF (formerly the WBI Tactical LCGD Shares); WBI BullBear Quality 1000 ETF (formerly the WBI Tactical LCQ Shares); WBI BullBear Value 1000 ETF (formerly the WBI Tactical LCV Shares); WBI BullBear Yield 1000 ETF (formerly the WBI Tactical LCY Shares); WBI BullBear Rising Income 2000 ETF (formerly the WBI Tactical SMGD Shares); WBI BullBear Quality 2000 ETF (formerly the WBI Tactical SMQ Shares); WBI BullBear Value 2000 ETF (formerly the WBI Tactical SMV Shares); WBI BullBear Yield 2000 ETF (formerly the WBI Tactical SMY Shares); WBI BullBear Global High Income ETF (formerly the WBI Tactical High Income Shares); WBI BullBear Global Income ETF (formerly the WBI Tactical Income Shares); and WBI BullBear Global Rotation ETF (formerly the WBI Tactical Rotation Shares).

The Fund is an exchange-traded fund (“ETF”). This means that shares of the Fund are listed on a national securities exchange, the NYSE Arca, Inc. (the “NYSE Arca” or “Exchange”), and trade at market prices. The market price for the Fund's shares may be different from its net asset value per share (the “NAV”). The Fund has its own CUSIP number and exchange trading symbol.

TABLE OF CONTENTS

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SUMMARY INFORMATION

WBI POWER FACTORTM HIGH DIVIDEND ETF

Investment Objective
The WBI Power FactorTM High Dividend ETF (“WBI Power FactorTM High Dividend ETF” or the “Fund”) seeks to provide investment results that correspond to the price and yield (before fees and expenses) of its underlying index, the Solactive Power FactorTM High Dividend Index (the “Underlying Index”).

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.85%
Less: Fee Waivers and Expense Reimbursements	-0.15%
Net Annual Fund Operating Expenses(1)	0.70%
(1)
WBI Investments, Inc., the sub-advisor (the “Sub-Advisor”), has contractually agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) and organizational costs to no more than 0.70% of the Fund’s average daily net assets (the “Expense Limit”) until at least October 31, 2019. Expenses reimbursed may be recouped by the Sub-Advisor for a period of three years following the time such reimbursement was made, if such recoupment can be achieved without exceeding the Expense Limit in effect at the time the reimbursement occurred and at the time of the recoupment. This agreement may only be terminated by or with the consent of the Board of Trustees.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Investors may pay brokerage commissions on their purchases and sales of exchange-traded fund shares, which are not reflected in the example.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$72	$256	$457	$1,035

Portfolio Turnover. The Fund incurs implicit and explicit transaction costs when it buys and sells securities (or “turns over” its portfolio). Such costs may include, but are not limited to, market impact, which is the effect that a market participant has when it buys or sells an asset, and commissions. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of any in-kind creations or redemptions of the Shares.  For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”). The Fund seeks to achieve its investment objective by attempting to track the investment results of the Underlying Index, which is maintained and calculated by Solactive AG (the “Index Provider”). The Underlying Index is designed to select securities from the Solactive US Broad Market Index (the “Parent Index”) that exhibit certain yield and fundamental value characteristics. The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.

In particular, the Underlying Index is designed to select equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics (the “Power FactorsTM”): Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (CF/P); and Trailing 12-month sales to price ratio (S/P).

The Underlying Index is constructed by scoring each ordinary dividend paying, common stock constituent from the Parent Index both directly and relative to industry peers using the three Power FactorsTM and ranking those securities in descending order according to their dividend indicated yield.  The 50 companies with the largest dividend indicated yield, subject to certain asset diversification and liquidity requirements and a maximum 5% per-company weighting, are chosen as Underlying Index components. Dividend indicated yield is the total prior year dividend payments of a security expressed as a percentage of the current price adjusted for market expectations as to next year dividends indicated by related option premiums and excluding any off-cycle dividend payments.  Once a month (five business days before the last trading day of the month) the Underlying Index components are screened for dividend cuts or an overall negative outlook concerning the companies’ dividend policy. If any changes need to be implemented, the Underlying Index will be adjusted at the close of the last trading day of the respective month. The composition of the Underlying Index is adjusted quarterly.  The Underlying Index is constructed to limit turnover and excessive exposure to particular sectors, component weights, or other investment style factors, such as recently announced or implemented dividend cuts.  The Underlying Index limits component turnover by permitting the retention of securities that were previously among the top 50 highest scoring securities, until they are no longer among the 75 highest scoring securities.  The Underlying Index restricts exposure to a particular sector to 20% of the Underlying Index.  The Underlying Index only includes long positions (i.e., short positions are impermissible).  All component securities of the Underlying Index are dividend-paying securities whose yields are above the median for dividend-paying securities in the Parent Index.

The Underlying Index is maintained and calculated by the Index Provider, which is an organization that is independent of the Fund, Millington Securities, Inc., the advisor for the Fund (“Advisor”) and WBI Investments, Inc., the sub-advisor (“Sub-Advisor”) to the Fund, and an affiliate of the Advisor. The Index Provider determines the relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.

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Under normal circumstances the Fund will invest at least 80% of its total assets in the securities of the Underlying Index. The Fund’s 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Sub-Advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund generally will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Underlying Index in approximately the same proportions as in the Underlying Index. However, the Fund may utilize a representative sampling strategy with respect to the Underlying Index when a replication strategy might be detrimental or disadvantageous to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to replicate the Underlying Index, in instances in which a security in the Underlying Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Underlying Index.

The Advisor expects that, over time, the correlation between the Fund’s performance and that of the Underlying Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Underlying Index than if it uses a representative sampling strategy.

The Fund concentrates its investments (i.e., holds 25% or more of its total assets) in a particular industry or sector or group of industries or sectors to approximately the same extent that the Underlying Index is concentrated.

Principal Risks
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. As with all investments, you may lose money in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Description of the Principal Risks of the Fund”.

Absence of a Prior Active Market — The Fund has recently been approved for listing on the NYSE Arca. There can be no assurance that an active trading market will develop and be maintained for the Shares.

Authorized Participant Concentration Risk — The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, then Fund Shares may trade at a discount to NAV and possibly face de-listing.

Calculation Methodology Risk — The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, the Sub-Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

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Concentration Risk — The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Underlying Index (and, therefore, the Fund’s investments) is concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector (including the consumer discretionary sector) or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

Consumer Discretionary Risk — The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries.  These industries are particularly sensitive to changes in consumer spending and preferences. The consumer discretionary sector can be significantly affected by the performance of the overall economy, interest rates, competition and consumer confidence. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.

Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, the Fund will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

High Dividend Yield Stocks Risk — High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance. Companies with high dividend yields are often sensitive to changes in interest rates. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.

Index-Related Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

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Investable Universe of Companies Risk — The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk — Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline and thus have an adverse effect on the Fund’s performance.

Large-Capitalization Companies Risk — Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk — As the Fund may not fully replicate the Underlying Index or may, in certain circumstances, use a representative sampling strategy, it is subject to the risk that the Sub-Advisor’s investment strategy may not produce the intended results.

Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day.

Passive Investment Risk — The Fund is not actively managed and the Sub-Advisor does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject the shareholders to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Premium/Discount Risk — Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Risk of Investing in the United States — The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens, its financial markets decline, or interest rates increase, may have an adverse effect on the securities to which the Fund has exposure.

Small- and Medium-Sized Companies Risk — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

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Secondary Market Trading Risk — Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are expected to be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Shares are Not Individually Redeemable — Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants (as defined below) may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Share Trading Price Risk — Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares in the Secondary Market and the Fund’s NAV vary significantly.

Tracking Error Risk — The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Valuation Risk — The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those the underlying index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on www.wbishares.com, the Fund’s “Website”, or by calling the Fund toll-free at (855) WBI‑ETFS or (855) 924-3837.

Calendar Year Total Return

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For the year-to-date period ended September 30, 2018, the Fund’s total return was 4.49%. During the period of time shown in the bar chart, the Fund’s highest quarterly return was 10.65% for the quarter ended December 31, 2017, and the lowest quarterly return was -0.75% for the quarter ended March 31, 2017.

Average Annual Total Returns
For the Period Ended December 31, 2017
WBI Power FactorTM High Dividend ETF	1 Year	Since Inception (12/19/2016)
Return Before Taxes	14.15%	12.12%
Return After Taxes on Distributions	12.07%	10.14%
Return After Taxes on Distributions and Sale of Fund Shares	8.75%	8.71%
Solactive Power Factor™ High Dividend Index (reflects no deduction for fees, expenses, or taxes)	16.28%	14.14%
Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	13.19%	11.90%

Average annual total returns are shown on a before- and after-tax basis for the Fund.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.  After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Advisor. Millington Securities, Inc. is the Fund’s investment advisor and has selected its affiliate WBI Investments, Inc. to act as the sub-advisor to the Fund and to be responsible for the Fund’s day-to-day investment management.

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are as follows:

•	Gary E. Stroik, co-portfolio manager. Mr. Stroik joined the Sub-Advisor in 1990 and is its Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.

•
Don Schreiber, Jr., co-portfolio manager. Mr. Schreiber founded the Sub-Advisor in 1984 and is its Founder, Chief Executive Officer and Co-Chief Investment Officer. He has been a portfolio manager of the Fund since 2016.

Purchase and Sale of the Shares
Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units comprised of blocks of 50,000 Shares, or whole multiples thereof. Only a broker-dealer (“Authorized Participant”) that enters into an appropriate agreement with the Fund’s Distributor (as defined below) may engage in such creation and redemption transactions directly with the Fund. The Fund’s Creation Units generally are issued and redeemed “in-kind”, for securities in the Fund, but may also be issued and redeemed in cash. Retail investors may only acquire Shares on the NYSE Arca through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Sub-Advisor may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OVERVIEW

The Fund is a series of the Absolute Shares Trust, a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”), which consists of separate series, each of which is an exchange-traded fund (“ETF”). ETFs are funds whose shares are listed on a stock exchange and trade like equity securities at market prices. ETFs, such as the Fund, allow you to buy or sell shares that represent the collective performance of a selected group of securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants (“APs”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Solactive Power FactorTM High Dividend Index (the “Underlying Index”) may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Underlying Index. WBI Investments, Inc. (the “Sub-Advisor”) expects that, over time, the Fund’s tracking error will not exceed 5%.

This Prospectus provides the information you need to make an informed decision about investing in the Fund. It contains important facts about the Trust and the Fund.

Millington Securities, Inc. (the “Advisor”),  a wholly-owned subsidiary of WBI Trading Company, Inc., is the investment advisor to the Fund. The Advisor has selected the Sub-Advisor, an affiliate of WBI Trading Company, Inc., to act as investment sub-advisor to the Fund and to be responsible for the day-to-day investment management of the Fund.

DESCRIPTION OF THE PRINCIPAL STRATEGIES OF WBI POWER FACTORTM HIGH DIVIDEND ETF

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in the Underlying Index.

The Sub-Advisor anticipates that, generally, the Fund will hold all of the securities that comprise the Underlying Index in approximate proportion to their respective weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, the Fund may purchase a representative sample of securities in the Underlying Index. There also may be instances in which the Sub-Advisor may choose to underweight or overweight a security in the Fund’s Underlying Index, purchase securities not in the Fund’s Underlying Index that the Sub-Advisor believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index. The Fund may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), temporarily invest in securities not included in the Underlying Index that are expected to replicate the performance of securities included in the Underlying Index.

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Given the Fund’s investment objective of attempting to track its Underlying Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index Provider maintains and calculates the Underlying Index in accordance with a rules-based methodology that involves selecting equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics or Power FactorsTM: Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (CF/P); and Trailing 12-month sales to price ratio (S/P). The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.

The Underlying Index is constructed by scoring each ordinary dividend paying, common stock constituent from the Parent Index both directly and relative to industry peers using the three Power FactorsTM and ranking those securities in descending order according to their dividend indicated yield.  The 50 companies with the largest dividend indicated yield, subject to certain asset diversification and liquidity requirements and a maximum 5% per-company weighting, are chosen as Underlying Index components. Dividend indicated yield is the total prior year dividend payments of a security expressed as a percentage of the current price adjusted for market expectations as to next year dividends indicated by related option premiums and excluding any off-cycle dividend payments.  Once a month (five business days before the last trading day of the month) the Underlying Index components are screened for dividend cuts or an overall negative outlook concerning the companies’ dividend policy. If any changes need to be implemented, the Underlying Index will be adjusted at the close of the last trading day of the respective month. The composition of the Underlying Index is adjusted quarterly.  The Underlying Index is constructed to limit turnover and excessive exposure to particular sectors, component weights, or other investment style factors, such as recently announced or implemented dividend cuts.  The Underlying Index limits component turnover by permitting the retention of securities that were previously among the top 50 highest scoring securities, until they are no longer among the 75 highest scoring securities.  The Underlying Index restricts exposure to a particular sector to 20% of the Underlying Index.  The Underlying Index only includes long positions (i.e., short positions are impermissible).  All component securities of the Underlying Index are dividend-paying securities whose yields are above the median for dividend-paying securities in the Parent Index.

ADDITIONAL INVESTMENT STRATEGIES

The additional investment strategies outlined below do not represent and are distinct from the principal investment strategies of the Fund.

The Fund may invest in one or more financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices, and futures contracts.

The Fund may invest up to 20% of its assets in securities and other instruments not included in the Underlying Index but which the Sub-Advisor believes will assist the Fund in replicating the performance of the Underlying Index, such as, among other instruments, futures (including index futures), swaps, other derivatives, investment companies (including ETFs), preferred stocks, warrants and rights, cash and cash equivalents and money market instruments.

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Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund’s’ Statement of Additional Information (“SAI”) under “Investment Restrictions”.

Securities Lending
The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent (and at least 105% for foreign securities). This collateral is marked to market on a daily basis.

Borrowing Money
The Fund may borrow money from a bank as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the U.S. Securities and Exchange Commission or other regulatory agency with authority over the Fund, but only for temporary or emergency purposes.

DESCRIPTION OF THE PRINCIPAL RISKS OF THE FUND

Investors in the Fund should carefully consider the risks of investing in the Fund as set forth in the Fund’s Summary Information section under “Principal Risks.”

Principal Risks
The principal risks of investing in the Fund that may adversely affect the Fund’s NAV or total return were previously summarized and are discussed in more detail below. There can be no assurance that the Fund will achieve their investment objectives.

Absence of a Prior Active Market — The Fund has recently been approved for listing on the NYSE Arca. There can be no assurance that an active trading market will develop and be maintained for the Shares.

Asset Class Risk — Securities in the Underlying Index or otherwise held in the Fund's portfolio may underperform in comparison to the general securities markets or other asset classes.

Authorized Participant Concentration Risk — The Fund has a limited number of financial institutions that may act as APs to create and redeem Fund Shares. To the extent that these APs exit the business or are unable to process creation and redemption orders and no other AP is able to step forward to create and redeem in either of these cases, then Fund Shares may trade at a discount to NAV and possibly face de-listing.

Calculation Methodology Risk — The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Index Provider, the Advisor, the Sub-Advisor, nor the Fund can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Concentration Risk — The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Underlying Index (and, therefore, the Fund’s investments) is concentrated in the securities of a particular issuer or issuers, country, region, market, industry, group of industries, sector (including the consumer discretionary sector) or asset class. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy.

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Consumer Discretionary Risk — The consumer discretionary sector includes companies that sell nonessential goods and services, including the retail, leisure and entertainment, media and automotive industries, which are particularly sensitive to changes in consumer spending and preferences. In addition, companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. The Fund’s performance may be affected by such susceptibilities if the Fund invests in this sector.

Cyber Security Risk — Failures or breaches of the electronic systems of the Fund, the Advisor, the Sub-Advisor, and the Fund’s other service providers, market makers, APs or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, APs or issuers of securities in which the Fund invests.

Equity Securities Risk — Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. If the Fund holds common stock or common stock equivalents of any given issuer, the Fund will generally be exposed to greater risk than if the Fund held preferred stocks and debt obligations of such issuer.

High Dividend Yield Stocks Risk — High yielding stocks are often speculative, high risk investments. These companies can be paying out more than they can support and may reduce their dividends or stop paying dividends at any time, which could have a material adverse effect on the stock price of these companies and the Fund’s performance.  Companies with high dividend yields are often sensitive to changes in interest rates. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.

Index-Related Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Investable Universe of Companies Risk — The investable universe of companies in which the Fund may invest may be limited. If a company no longer meets the Index Provider’s criteria for inclusion in the Underlying Index, the Fund may need to reduce or eliminate its holdings in that company. The reduction or elimination of the Fund’s holdings in the company may have an adverse impact on the liquidity of the Fund’s overall portfolio holdings and on Fund performance.

Issuer Risk — Fund performance depends on the performance of individual companies in which the Fund invests. Changes to the financial condition of any of those companies may cause the value of their securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which would also cause their stock prices to decline.

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Large-Capitalization Companies Risk — Large-capitalization companies may trail the returns of the overall stock market. Large capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Management Risk — As the Fund may not fully replicate the Underlying Index or may, in certain circumstances, use a representative sampling strategy, it is subject to the risk that the Sub-Advisor’s investment strategy may not produce the intended results. The ability of the Sub-Advisor to successfully implement the Fund’s investment strategy will influence the Fund’s performance significantly.

Market Risk — The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. For example, there is the risk that sharp price declines in securities owned by the Fund, known as flash crash risk, may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Turbulence in the financial markets and reduced market liquidity may negatively affect issuers, which could have an adverse effect on a Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on a Fund.

Passive Investment Risk — The Fund is not actively managed and the Sub-Advisor does not attempt to take defensive positions in declining markets. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Portfolio Turnover Risk — A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which can negatively affect the Fund’s performance.

Premium/Discount Risk — Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Risk of Investing in the United States — The Fund has significant exposure to U.S. issuers. Certain changes in the U.S. economy, such as when the U.S. economy weakens, its financial markets decline, or interest rates increase, may have an adverse effect on the securities to which the Fund has exposure.

Small- and Medium-Sized Companies Risk — Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Secondary Market Trading Risk — Investors buying or selling Shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although Shares are expected to be listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund Shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund Shares will continue to be met or will remain unchanged.

Shares are Not Individually Redeemable — Shares are only redeemable by the Fund at NAV if they are tendered in large blocks known as “Creation Units” which are expected to be worth in excess of $1 million each. Only Authorized Participants may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Share Trading Price Risk — Although it is expected that generally the exchange price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares in the Secondary Market and the Fund’s NAV vary significantly. Thus, you may pay more than NAV when you buy Shares in the Secondary Market, and you may receive less than NAV when you sell those Shares in the Secondary Market. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Sub-Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Tracking Error Risk — The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Valuation Risk — The sales price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Underlying Index, particularly for securities that trade in low value or volatile markets or that are valued using a fair value methodology. The value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's Shares.

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ADDITIONAL RISKS

Commodities Risk — The Fund may invest in commodity ETPs. Exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Costs of Buying or Selling Shares — Investors buying or selling the Shares in the Secondary Market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity. In addition, increased market volatility may cause increased bid/ask spreads.

Counterparty Risk — Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. In those instances, the Fund or an ETP in which the Fund invests will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund or such ETP will sustain losses.

Derivatives Risk — A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund and ETPs may invest in certain types of derivatives contracts, including futures, options, and swaps. Derivatives are subject to a number of risks based on the structure of the underlying instrument and the counterparty to the derivatives transaction. These risks include leveraging risk, liquidity risk, interest rate risk, market risk, credit/default risk, counterparty risk, and management risk.

ETF Risks — The Fund may hold ETFs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETFs. While the risks of owning shares of an underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an underlying ETF can result in its value being more volatile than the underlying portfolio securities. Because the value of other ETF shares depends on the demand in the market, the Sub-Advisor may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, thereby adversely affecting the Fund’s performance. In addition, ETF shares may trade at a premium or discount to net asset value. In addition, investments in the securities of other ETFs, may involve duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, which could result in greater expenses to the Fund. By investing in another ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other ETF, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Fund’s own operations. In addition, certain of the underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. If the other ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this Prospectus. Additionally, some ETFs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. A complete list of each underlying ETF can be found daily on the Trust’s website. Each investor should review the complete description of the principal risks of each underlying ETF prior to investing in the Fund.

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ETN Risks — The Fund may hold ETNs to gain exposure to certain asset classes. As a result, the Fund may be subject to the same risks as the underlying ETNs. An ETN may trade at a premium or discount to its net asset value. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETN it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETNs. ETNs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. The value of an ETN may also differ from the valuation of its reference market due to changes in the issuer’s credit rating. ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, a portfolio may not receive the return it was promised and could lose its entire investment. It is expected that an issuer’s credit rating will be investment grade at the time of investment, however, the credit rating may be revised or withdrawn at any time and there is no assurance that a credit rating will remain in effect for any given time period. If a rating agency lowers the issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on a portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. A portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

ETP Risks — The Fund may hold ETPs to gain exposure to commodities. As a result, the Fund is subject to the same risks as the underlying ETPs. While the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying commodities contracts and exposure the ETP holds, lack of liquidity in an underlying ETP can result in its value being more volatile than the metal itself. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETPs. ETPs that invest in commodities contracts and exposure may be, or may become, subject to regulatory trading limits that could hurt the value of their securities and could affect the Fund’s ability to pursue its investment program as described in this prospectus. Additionally, ETPs are not registered under the 1940 Act and therefore, are not subject to the regulatory scheme and investor protections of the 1940 Act. Income derived from commodities is generally not qualifying income for purposes of the regulated investment company (“RIC”) gross income tests under the Code. Although income derived from ETPs that are treated as foreign corporations for U.S. tax purposes is expected to be qualifying income, future legislation or guidance may treat this income as not so qualifying.

Equity Options Risk — Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Sub-Advisor to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Fund or an ETP in which the Fund invests gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund or such ETP will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

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Forward and Futures Contract Risk — The primary risks associated with the use of forward and futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) the possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) the possibility that the counterparty will default in the performance of its obligations; and (d)  the possibility that, if the Fund has insufficient cash, the Fund may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Leverage Risk — Leverage, including borrowing, may cause the Fund or an ETP in which the Fund invests to be more volatile by magnifying the Fund’s or such ETP’s gains or losses than if the Fund or such ETP had not been leveraged. The use of leverage may cause the Fund or an ETP to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in assets that are or become illiquid, it may reduce the returns of the Fund because it may be unable to sell these illiquid securities at advantageous times or prices. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

Representative Sampling Risk — If, under certain circumstances, the Fund elects to use a representative sampling approach, this will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. Conversely, a positive development relating to an issuer of securities in the Underlying Index that is not held by the Fund could cause the Fund to underperform the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Tax Risk — The tax treatment of derivatives is unclear for purposes of determining the Fund’s tax status. In addition, the Fund’s transactions in derivatives may result in the Fund realizing more short-term capital gains and ordinary income that are subject to higher ordinary income tax rates than if the Fund did not engage in such transactions.

Trading Issues — Trading in Shares on the NYSE Arca may be halted due to market conditions or for reasons that, in the view of the NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on the NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to the NYSE Arca “circuit breaker” rules. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Please refer to the SAI for a more complete discussion of the risks of investing in the Shares.

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CONTINUOUS OFFERING

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution”, as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the NYSE Arca is satisfied by the fact that such Fund’s prospectus is available at the NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

CREATION AND REDEMPTION OF CREATION UNITS

The Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units”. For the Fund, a Creation Unit is comprised of 50,000 Shares. The number of Shares in a Creation Unit may change in the event of a share split, reverse split, or similar revaluation. The Fund may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank, or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for the Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether the Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to the Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.

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Retail investors may acquire Shares in the Secondary Market (not from the Fund) through a broker or dealer. Shares are listed on the NYSE Arca and are publicly-traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.

When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

The creation and redemption processes discussed above are summarized, and such summary only applies to shareholders who purchase or redeem Creation Units (that is, they do not relate to shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

BUYING AND SELLING SHARES IN THE SECONDARY MARKET

Most investors will buy and sell Shares of the Fund in Secondary Market transactions through brokers. Shares of the Fund will be listed for trading on the Secondary Market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.

Book Entry
Shares of the Fund are held in book-entry form and no stock certificates are issued. DTC, through its nominee Cede & Co., is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.

These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a shareholder meeting of the Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy, and forwards the omnibus proxy to the Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company, or other nominee) authority to vote the Shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.

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MANAGEMENT

The Board of Trustees of the Trust is responsible for the general supervision of the Fund. The Board of Trustees of the Trust appoints officers who are responsible for the day-to-day operations of the Fund.

Investment Advisor
Millington Securities, Inc. is the Fund’s Advisor and is located at 331 Newman Springs Road, Suite 101, Red Bank, New Jersey 07701. As of September 30, 2018, the Advisor had approximately $909,113,801 billion in assets under management. The Advisor is an SEC-registered investment advisory firm that is wholly owned by WBI Trading Company, Inc. The Advisor also is a registered broker-dealer.

The Advisor continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.

WBI Investments, Inc., located at 331 Newman Springs Road, Suite 122, Red Bank, New Jersey 07701, is an affiliate of the Advisor and of WBI Trading Company, Inc. and has been appointed by the Advisor to act as Sub-Advisor to the Fund. The Sub-Advisor is an SEC-registered investment advisory firm formed in 1984 and registered with the SEC in 1985, providing investment management services to mutual funds, individuals, high net worth individuals, charitable organizations, corporations, pension and profit sharing plans, family limited partnerships, and fraternities.

The Sub-Advisor is responsible for the day-to-day management of the Fund in accordance with the Fund’s investment objectives and policies. The Sub-Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed to fulfill the obligations of the investment advisory agreement.

As compensation for its services and its assumption of certain expenses, the Fund pays the Sub-Advisor a management fee equal to 0.55% of the Fund’s average daily net assets that is calculated daily and paid monthly. The Advisor is paid 0.04% of the Fund’s average daily net assets (calculated daily and paid monthly) from the management fees collected by the Sub-Advisor.

The Advisor serves as advisor to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”), and appointed the Sub-Advisor to act as such for the Fund pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Both the Advisory Agreement and the Sub-Advisory Agreement were approved by the Independent Trustees of the Trust at an in-person meeting of the Board of Trustees. The basis for the Independent Trustees’ approval of the Advisory Agreement as well as the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The Sub-Advisor and its affiliates deal, trade, and invest for their own accounts in the types of securities in which the Fund also may invest. The Sub-Advisor does not use inside information in making investment decisions on behalf of the Fund.

The Sub-Advisor provides investment management services to the Fund and also provides management services to other accounts, including separately managed accounts, other Funds in the Trust, and mutual funds, using analysis, research, processes, and systems similar to those used in the management of the Fund. As a result, securities selected for the Fund may also be appropriate for, and owned in, other accounts under the Sub-Advisor’s management.

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Expense Limitation Agreement
The Sub-Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to contractually waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund fees, dividend payments on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act)  and organizational costs (“Operating Expenses”) to no more than 0.70% of the average daily net assets for the Fund until at least October 31, 2019.

The Sub-Advisor currently expects that the contractual agreement will continue from fiscal year to fiscal year, provided such continuance is approved by the Trust’s Board on behalf of the Fund. The Fund may terminate the Expense Limitation Agreement at any time. The Sub-Advisor may also terminate the Expense Limitation Agreement in respect of the Fund at the end of the then-current term upon not less than 90 days’ notice to the Fund. The terms of the Expense Limitation Agreement may be revised upon renewal. The Sub-Advisor is permitted to recoup from the Fund previously waived fees or reimbursed expenses for three years from the specific time in which fees were waived or expenses reimbursed, as long as such recoupment does not cause such Fund’s Operating Expenses to exceed the expense cap in place either at the time of recoupment or the time such fees were waived or expenses were reimbursed.

Portfolio Management

Co-Portfolio Manager: Gary E. Stroik, Vice President and Co-Chief Investment Officer, WBI Investments, Inc.

Mr. Stroik joined WBI Investments in February 1990, and serves as Vice President, Chief Investment Officer, and Portfolio Manager. He has been a portfolio manager of the Fund since its inception. He has also served as Vice President of Hartshorne Group, Inc., an SEC-registered investment advisory firm, since June 2009. He received a B.A. degree in Honors English and Fine Arts from Georgetown University in 1976. Mr. Stroik has been portfolio manager to the Fund since 2016.

Co-Portfolio Manager: Don Schreiber, Jr., Chief Executive Officer and Co-Chief Investment Officer, WBI Investments, Inc.

Mr. Schreiber founded WBI Investments, Inc. in August 1984, and serves as its Chief Executive Officer. He also serves as Chief Executive Officer of Millington Securities, Inc. and Director, Chief Executive Officer, Treasurer, and Vice President for WBI Trading Company, Inc. He has served as Chief Executive Officer (since April 2013), Director (since 2008), Treasurer (since April 2008), President (from April 2008-April 2013), and Vice President (since 2008) of Hartshorne Group, Inc., an SEC-registered investment advisory firm, and as President of Advisor Toolbox, Inc., a financial services technology and business consulting firm, since July 2005. He received a B.S. degree in Business from Susquehanna University in 1977. Mr. Schreiber has been portfolio manager to the Fund since 2016.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and ownership of securities in the Fund.

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OTHER SERVICE PROVIDERS

Fund Administrator, Custodian, Transfer Agent, and Securities Lending Agent
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator, Transfer Agent, and Index Receipt Agent. U.S. Bank, National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian and Securities Lending Agent.

Distributor
Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in Shares.

Compliance
Pursuant to a Fund CCO Agreement with the Trust, Foreside Fund Officer Services, LLC (f/k/a Foreside Compliance Services, LLC), Three Canal Plaza, Portland, ME 04101, an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”) for the Trust.

Independent Registered Public Accounting Firm
KPMG LLP, 51 JFK Parkway, Short Hills, New Jersey 07078, serves as the independent registered public accounting firm for the Trust.

Legal Counsel
K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, serves as counsel to the Trust and the Independent Trustees of the Board.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that the Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, the Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Shares occurs on the Secondary Market. Because Secondary Market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs, and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

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Fund Expenses
The Fund is responsible for its own operating expenses.

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.

The Sub-Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE (NAV)

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration, and 12b-1 distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to four decimal places.

In calculating NAV, the Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Sub-Advisor under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before the Fund’s NAV is calculated.

The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies, and limitations. If the Fund invests in ETPs, the Fund values shares of the ETPs based upon the closing market prices. If the Fund invests in registered money market funds, the Fund values shares of the money market fund based upon the money market fund’s stable NAV.

Valuing any of the Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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The NAV is calculated by the Administrator and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time). “Business Day” means any day that the Exchange is open for trading. The Exchange is open for trading Monday through Friday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV (also known as Indicative Optimized Portfolio Value), is disseminated by the NYSE Arca every 15 seconds during hours of trading on the NYSE Arca. The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

An independent third-party calculator calculates the IIV for the Fund during hours of trading on the NYSE Arca by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of the Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund, and the estimated value of the securities held in the Fund’s portfolio minus the estimated amount of the Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Trust’s website.

The Fund provides the independent third-party calculator with information to calculate the IIV, but the Fund is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Fund makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares has tracked the Fund’s NAV for the most recently completed calendar year and the quarters since that year will be available without charge on the Fund’s website at www.wbishares.com.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Net Investment Income and Capital Gains
As a shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as ‘distributions’.

The Fund typically earns income dividends from stocks. These amounts, net of expenses, are typically passed along to shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions”.

Capital gains of the Fund are normally declared and paid annually. Dividends from net investment income are normally declared and paid quarterly. The amount of distributions may vary and there can be no guarantee that the Fund will pay dividends of investment income in any given month. Dividends also may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on securities held by the Fund, as if the Fund owned the securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.

Federal Income Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of the Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of the Fund to shareholders holding Shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Treatment of the Fund
The Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, the Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.

As a regulated investment company, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders. If the Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to shareholders generally as ordinary dividends (or qualified dividend income for individuals shareholders if certain holding period requirements are met) to the extent of the Fund’s current and accumulated earnings and profits.

The Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if the Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, the Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, the Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. The Fund may realize gains or losses from such sales, in which event its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

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The Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to make distributions necessary to avoid the 4% excise tax.

Tax Treatment of the Shareholders

Fund Distributions — In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.

Distributions of the Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of the Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that the shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.

The Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, the Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.

Long-term capital gains of non-corporate shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.

In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax advisor regarding this tax.

Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).

Sales of Shares — Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.

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Creation Unit Issues and Redemptions — On an issue of Shares of the Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.

In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

Back-Up Withholding — The Fund may be required to report certain information on a shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the shareholder if the shareholder fails to provide the Fund with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign shareholder) or if the IRS notifies the Fund that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s federal income tax liability.

Special Issues for Foreign Shareholders — If a shareholder is not a U.S. citizen or resident or if a shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign shareholder furnishes the Fund with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the shareholder’s status as foreign and the Fund does not have actual knowledge or reason to know that the foreign shareholder would be subject to withholding tax if the foreign shareholder were to receive the related amounts directly rather than as dividends from the Fund. There can be no assurance that these rules, which have expired, will be extended.

The provisions of FATCA will subject certain foreign entities to U.S. withholding tax of 30% on U.S. source investment income (including all dividends from the Fund), and, beginning in 2019, on the gross proceeds from the sale of U.S. stocks and securities (including the sale of Shares), unless they comply with or demonstrate their exemption from certain reporting requirements. Complying with such requirements may require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions may be required to enter in an agreement with the U.S. Internal Revenue Service or a government agency in their own country to provide certain information regarding such shareholder’s account holders. Please consult your tax advisor regarding this tax.

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To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.

For a more detailed tax discussion regarding an investment in the Fund, please see the section of the SAI entitled “Taxation”.

Material Conflicts of Interest
The activities in the management of, or interest in, the Sub-Advisor’s own accounts and the other accounts it manages, may give rise to conflicts of interest or the appearance of conflicts of interest and these activities may present conflicts of interest that could disadvantage the Fund and its shareholders. For example, the Sub-Advisor currently provides investment management services to other accounts, including separately managed accounts, other Funds in the Trust, and mutual funds, and in the future may service accounts of other affiliates and their respective clients, using analysis, research, processes, and systems similar to those used in the management of the Fund. Some of these portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and the other accounts. However, the compensation structure for portfolio managers does not generally provide incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others. There are many other factors considered in determining the portfolio managers’ bonus and there is no formula that is applied to weight the factors listed.

In connection with allocation of trades, the Sub-Advisor faces a potential conflict because it manages separately managed accounts (“SMA Clients”) and multiple registered investment companies. These conflicts may arise because of similarities between the investment strategies. The intention of the Sub-Advisor is to treat the various accounts fairly. The Sub-Advisor frequently combines or aggregates orders for SMA Clients and the Funds, in an effort to obtain best execution, to negotiate more favorable commission rates, or to equitably allocate among the Sub-Advisor’s SMA Clients and the Funds improvements in price and transaction fees or other transaction costs that might not have been obtained had such orders been placed independently.   If the Sub-Advisor combines or aggregates client orders, for those client accounts included in the combined or aggregated orders, transactions for the relevant client accounts will be averaged as to price and will be allocated among the relevant client accounts in proportion to the purchase (or sale) of orders placed for each relevant client account on any given day.  This can also lead to a conflict of interest for the Sub-Advisor in allocating its own limited resources among different clients and potential future business ventures. Although the Sub-Advisor and its professional staff cannot and will not devote all of its time or resources to the management of the business and affairs of the Fund, the Sub-Advisor intends to devote, and to cause its professional staff to devote, sufficient time and resources to properly manage the business and affairs of the Fund.

Broker-dealers selected for execution by the Sub-Advisor may receive a brokerage commission or other compensation for transactions effected for the Fund. The broker-dealers, who may maintain securities, commodity, options, and foreign exchange-trading accounts, may pay commissions at negotiated rates, which are greater or less than the rate paid by the Fund. All executions of Fund trades are subject to best execution regulations through the executing broker and are reviewed by the Board annually and may be reviewed more frequently as deemed necessary by the Board. The Advisor, which is a registered broker-dealer, may be selected as broker-dealer by the Sub-Advisor for transactions effected for the Fund.

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CODE OF ETHICS

The Trust, the Advisor, the Sub-Advisor, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Sub-Advisor maintains a website for the Fund at www.wbishares.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (1) the prior Business Day’s NAV; (2) the reported mid-point of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (3) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (4) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund, if shorter). In addition, on each Business Day, before the commencement of trading in Shares on the NYSE Arca, the Fund will disclose on its website www.wbishares.com the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of its Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by an exemptive order granted by the SEC that permits registered investment companies to invest in the Fund beyond those limitations.

The SEC has granted exemptive relief to the Trust under Section 12(d)(1)(J) of the 1940 Act permitting the Fund to operate as a “fund of funds” and invest in other investment companies without complying with the limitations set forth in Section 12(d)(1) of the 1940 Act, subject to certain terms and limitations that are contained in the SEC’s exemptive order. In addition, the Fund may enter into Participation Agreements with unaffiliated investment companies to enable the Fund to invest in unaffiliated investment companies in excess of the limits in Section 12(d)(1) pursuant to exemptive orders granted to other fund complexes on which the Fund is allowed to rely.

Shareholder inquiries may be made by writing to the Trust, c/o Millington Securities, Inc., 331 Newman Springs Road, Suite 101, Red Bank, New Jersey 07701.

FINANCIAL HIGHLIGHTS

The financial highlights table that follows is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights below have been derived from the Fund’s financial statements.  This information has been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2018, which is available upon request.

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For capital share outstanding throughout the period

WBI Power FactorTM High Dividend ETF
	Year Ended June 30, 2018	Period Ended June 30, 2017[1]
Net Asset Value, Beginning of Year/Period	$24.22	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss)[2]	1.21	0.53
Net gain (loss) on investments (realized and unrealized)[6]	3.19	(0.94)
Total from investment operations	4.40	(0.41)
Less Distributions:
Distributions from net investment income	(1.15)	(0.37)
Tax return of capital to shareholders	—	—
Distributions from net realized gain	(0.60)	—
Total Distributions	(1.75)	(0.37)
Net asset value, end of year/period	$26.87	$24.22
Market price, end of year/period	$26.87	$24.34
Net Assets Total Return[7]	18.51%	(1.64)%[3]

Supplemental Data:
Net assets, end of year/period(000’s)	$52,402	$33,903
Ratios to Average Net Assets:
Expenses before fees (waived)/recouped	0.85%	1.37%[4]
Expenses after fees (waived)/recouped	0.70%	0.70%[4]
Net investment income (loss) to average net assets	4.73%	3.81%[4]
Portfolio turnover rate[5]	171%	78%[3]

[1]	Fund commenced operations on December 19, 2016. The information presented is for the period from December 19, 2016 to June 30, 2017.

[2]	Calculated based on average shares outstanding during the period.

[3]	Not annualized

[4]	Annualized

[5]	Excludes securities received or delivered as a result of processing capital share transactions in creation units.

[6]
The amount for a share outstanding throughout the period may not be in accordance with the aggregate net realized and unrealized gain (loss) on investments for the period because of the timing of capital share transactions in relation to fluctuating market values of the Fund’s underlying securities.

[7]
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

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PRIVACY POLICY

Absolute Shares Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold Shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FREQUENTLY USED TERMS

Trust	Absolute Shares Trust, a registered open-end investment company
Fund	WBI Power FactorTM High Dividend ETF, an investment portfolio of the Trust
Shares	Shares of the Fund offered to investors
Advisor	Millington Securities, Inc.
Sub-Advisor	WBI Investments, Inc.
Custodian	U.S. Bank National Association, the custodian of the Fund’s assets
Distributor	Foreside Fund Services, LLC, the distributor to the Fund
AP or Authorized Participant	Certain large institutional investors such as brokers, dealers, banks, or other entities that have entered into authorized participant agreements with the Distributor
NYSE Arca	NYSE Arca, Inc., the primary market on which Shares are expected to be listed for trading
IIV	The Indicative Intra-Day Value (also known as Indicative Optimized Portfolio Value), an appropriate per-Share value based on the Fund’s portfolio
1940 Act	Investment Company Act of 1940, as amended
NAV	Net Asset Value
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Secondary Market	A national securities exchange, national securities association, or over-the-counter trading system where Shares may trade from time to time
Securities Act	Securities Act of 1933, as amended

Absolute Shares Trust

Mailing Address

c/o Millington Securities, Inc.
331 Newman Springs Road, Suite 101
Red Bank, New Jersey 07701
Website: www.wbishares.com

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FOR MORE INFORMATION

If you would like more information about the Trust, the Fund, and the Shares, the following documents are available free upon request:

Statement of Additional Information

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s Annual and Semi-Annual Reports (collectively, the “Shareholder Reports”) will provide the most recent financial reports and portfolio listings. The Annual Report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s previous fiscal year.

The SAI and Shareholder Reports will be available free of charge on the Fund’s website at
 www.wbishares.com.

You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at (855) 924-3837 or by writing to:

Absolute Shares Trust
c/o Millington Securities, Inc.
331 Newman Springs Road, Suite 101
Red Bank, New Jersey 07701
Website: www.wbishares.com

You may review and copy information about the Fund, including the SAI and Shareholder Reports, at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Funds are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov

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No person is authorized to give any information or to make any representations about the Fund and Shares not contained in this Prospectus and you should not rely on any other information. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful. Read and keep the Prospectus for future reference.

The Trust may enter into contractual arrangements with various parties, including among others, the Fund's investment adviser, sub-adviser, distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

WBI is a registered service mark of WBI Investments, Inc.

The Fund’s investment company registration number is 811-22917.

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